Exhibit 10.11

MEMBERSHIP INTEREST PURCHASE AGREEMENT

by and among

5J Oilfield Services, LLC,

A Texas limited liability company

and

the Sole Member and Managing Member of

5J Oilfield Services, LLC listed herein,

on the one hand;

and

SMG Industries Inc.,

A Delaware corporation

February 27, 2020

TABLE OF CONTENTS

ARTICLE 1 THE PURCHASE AND SALE OF 5J INTERESTS		1
1.1	Purchase of 5J Interests and Payment of the Purchase Price	1
1.2	Issuance of Shares and Exemption	1
1.3	Closing	1
ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF 5J AND THE 5J MEMBER		2
2.1	Organization	2
2.2	Capitalization of the Company and Subsidiaries	2
2.3	Certain Corporate Matters	2
2.4	Authority Relative to this Agreement	2
2.5	Consents and Approvals; No Violations	2
2.6	Financial Statements	3
2.7	Tax Matters	3
2.8	Books and Records	4
2.9	Questionable Payments	4
2.10	Intellectual Property	4
2.11	Litigation	4
2.12	Legal Compliance	4
2.13	Employees	4
2.14	Insurance	5
2.15	Subsidiaries and Investments	5
2.16	Broker's Fees	5
2.17	Leases	5
2.18	Disclosure	5
ARTICLE 3 REPRESENTATIONS AND WARRANTIES		5
3.1	Ownership of the 5J Interests	5
3.2	Authority Relative to this Agreement	5
3.3	Restricted Securities	5
3.4	Legend	5
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF		6
4.1	Organization	6
4.2	Capitalization	6
4.3	Certain Corporate Matters	6
4.4	Authority Relative to this Agreement	6
4.5	Consents and Approvals; No Violations	6
4.6	SEC Documents	7
4.7	Real Property	7
4.8	Books and Records	7
4.9	Questionable Payments	7
4.10	Intellectual Property	7
4.11	Contracts	7
4.12	Litigation	7
4.13	Employees	7
4.14	Legal Compliance	8
4.15	Subsidiaries and Investments	8
4.16	Broker's Fees	8
4.17	Listing and Maintenance Requirements	8
4.18	Application of Takeover Protections	8
4.19	No SEC or FINRA Inquiries	8
4.20	Depository Trust Company Notifications	8
4.21	Disclosure	8

i

ARTICLE 5 COVENANTS AND AGREEMENTS OF THE PARTIES		8
5.1	Corporate Examinations and Investigations	8
5.2	Cooperation; Consents	9
5.3	Conduct of Business	9
5.4	Litigation	9
5.5	Notice of Default	9
5.6	Confidentiality	9
5.7	Closing Conditions	9
5.8	Further Assurances	9
5.9	Press Releases and Communications	10
5.10	Excluded Claim Against MDC Texas Operator LLC	10
ARTICLE 6 CONDITIONS TO CLOSING		10
6.1	Conditions to Obligations of 5J and the 5J Member	10
6.2	Conditions to Obligations of SMGI	11
ARTICLE 7 INDEMNIFICATION AND RELATED MATTERS		12
7.1	Survival of Representations and Warranties	12
7.2	Indemnification	12
7.3	Notice of Indemnification	12
ARTICLE 8 COVENANT NOT TO COMPETE; NON-SOLICITATION.		13
ARTICLE 9 CONDITIONAL EXECUTION		13
ARTICLE 10 GENERAL PROVISIONS		13
10.1	Notices	13
10.2	Interpretation	14
10.3	Severability	14
10.4	Miscellaneous	14
10.5	Separate Counsel	15
10.6	Governing Law; Venue	15
10.7	Counterparts and Facsimile Signatures	15
10.8	Amendment	15
10.9	Parties in Interest: No Third-Party Beneficiaries	15
10.10	Waiver	15
10.11	Expenses	15
10.12	Recitals Incorporated	15

EXHIBITS AND SCHEDULES:

Schedule 2.3	Assets
Schedule 2.11	Litigation
Schedule 2.12	Legal Compliance
Schedule 2.13	Employees
Schedule 2.14	Insurance
Schedule 5.10	Excluded Assets

Exhibit 1.1	Form of $2,000,000 Seller Note
Exhibit 6.2(a)(vi)	Form of Employment Agreement

ii

MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Membership Interest Purchase Agreement, dated as of February 27, 2020 (this “Agreement”), is made and entered into by and among 5J Oilfield Services, LLC, a Texas limited liability company (“5J”), and James E. Frye, Jr. an individual and the sole member and managing member of 5J (“5J Member”), on the one hand; and SMG Industries Inc., a Delaware corporation (“SMGI”). For purposes hereof each of 5J, the 5J Member and SMGI may be referred to as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the 5J Member owns 100% of the issued and outstanding membership interests of 5J (“5J Interests”) and the 5J Member desires to sell to SMGI its 5J Interests in exchange for the Purchase Price (defined below), pursuant to the terms and conditions of this Agreement;

WHEREAS, SMGI desires to acquire from the 5J Member, and the 5J Member desires to sell to SMGI, all of the 5J Interests in exchange for the Purchase Price (as hereinafter defined), making 5J upon the closing of the transaction herein contemplated (“Transaction”) a wholly-owned subsidiary of SMGI, on the terms and conditions set forth below; and

WHEREAS, SMGI will enter into this Agreement for the purpose of evidencing its consent to the consummation of the Transaction and for the purpose of making certain representations, warranties, covenants and agreements.

NOW, THEREFORE, the Parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1
THE PURCHASE AND SALE OF 5J INTERESTS

1.1           Purchase of 5J Interests and Payment of the Purchase Price.  Upon the terms and subject to the conditions hereof, at the Closing the 5J Member will sell, convey, assign, transfer and deliver to SMGI, an assignment of 5J Member’s membership interest representing the 5J Interests in exchange for the payment of the Purchase Price of $22,900,000.00 (“Purchase Price”) by SMGI as follows: (i) SMGI shall issue to the 5J Member one or more stock certificates representing 6,000 shares of SMGI Series B Convertible Preferred Stock, with a stated value of $1,000 per share in accordance with the Certificate of Designation of Preferences, Rights and Limitations of 5% of Series B Convertible Preferred Stock dated effective January 1, 2020 ( “SMGI Preferred Shares”), (ii) SMGI shall pay cash consideration in the amount of $8,000,000 (“Cash Consideration”) to the 5J Member on the Closing Date, (iii) SMGI shall execute the installment note in the amount of $2,000,000 in the form of that certain 10% Secured Promissory Note attached hereto as Exhibit 1.1, and (iv) SMGI shall assume or refinance the obligation for notes owed by 5J and its affiliates in the principal amount of $1,400,000 (“Debt Assumption”) and pay off the VeraBank Line of Credit balance as of closing (“VeraBank Payoff”).

1.2           Issuance of Shares and Exemption. The issuance of the SMGI Preferred Shares shall be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on an exemption provided by Section 4(a)(2) of the Act and shall be “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act.

1.3           Closing. The closing of the Transaction (the “Closing”) shall take place at such location and as such time as the Parties mutually agree, on the date when all of the closing conditions set forth in Article 6 of this Agreement are either satisfied or waived, or on such other date as may be mutually agreed upon by the Parties but in no event later than February 27, 2020. Such date is referred to herein as the “Closing Date”.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF 5J AND THE 5J MEMBER

Except as otherwise set forth in a disclosure schedule of even date herewith which is executed and delivered by 5J (the “5J Disclosure Schedule”), 5J and the 5J Member hereby jointly and severally make the following representations and warranties to SMGI as of the date hereof and as of the Closing Date.  Nothing in the 5J Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, unless the 5J Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail.  The 5J Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Agreement.

2.1           Organization. 5J is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas, is qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its business requires such qualification, and has the requisite power to carry on its business as now conducted.

2.2           Capitalization of the Company and Subsidiaries. Immediately prior to the Closing, the outstanding membership interests of 5J shall consist solely of the 5J Interests being sold to SMGI. The 5J Interests are validly issued, fully paid and non-assessable. As of the Closing Date, there are no outstanding or authorized options, warrants, rights or convertible securities, or any other securities of 5J, or any agreements or commitments to which 5J or the 5J Member is a party or which are binding upon 5J or the 5J Member providing for the issuance or redemption of any of the 5J Interests.

2.3           Certain Corporate Matters. 5J is duly qualified to do business as a limited liability company and is in good standing in each jurisdiction in which the ownership of its properties, the employment of its personnel or the conduct of its business requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on 5J's financial condition, results of operations or business. 5J has full corporate power and authority and all authorizations, licenses, leases and permits necessary to carry on the business in which it is engaged and to own or use the properties owned or used by it. 5J owns all of the assets in the spreadsheet lists previously provided to SMGI and on Schedule 2.3 attached hereto and ancillary office equipment, which are owned subject to the existing loans, security interests and liens secured by UCC financing statements filed of record or disclosed to SMGI.

2.4           Authority Relative to this Agreement. 5J has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by 5J and the consummation by 5J of the transactions contemplated hereby have been duly authorized by the sole member and managing member of 5J and no other actions on the part of 5J are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by 5J and constitutes a valid and binding agreement of 5J, enforceable against 5J in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

2.5           Consents and Approvals; No Violations. Except for applicable requirements of federal securities laws, state securities laws and Lender consent as to the change in control relating to the Debt Assumption, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by 5J of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by 5J nor the consummation by 5J of the transactions contemplated hereby, nor compliance by 5J with any of the provisions hereof, will (i) conflict with or result in any breach of any provisions of the charter or Company Agreement of 5J, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which 5J is a party or by which it or any of its properties or assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to 5J, or any of its properties or assets, except in the case of clauses (ii) and (iii) for violations, breaches or defaults which are not individually or in the aggregate material to 5J.

2.6            Financial Statements.

(a)                5J has provided SMGI with a copy of the audited balance sheets of 5J as at December 31, 2018 and 2017, and the related statements of operations, member’s equity and cash flows for the two fiscal years then ended, together with the unqualified report thereon from Bolton, Sullivan, Taylor & Weber, L.L.P. (collectively, “5J’s Audited Financials”).

(b)                5J has provided SMGI with a copy of the unaudited balance sheet of 5J as of September 30, 2019, and the related statements of operations, member’s equity and cash flows for the three months then ended (“5J’s Interim Financials”).

(c)                5J’s Audited Financials and 5J’s Interim Financials (collectively “5J’s Financial Statements”) (i) are in accordance with the books and records of 5J, (ii) are correct and complete in all material respects, (iii) fairly present the financial position and results of operations of 5J as of the dates indicated, and (iv) are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) (except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and (y) the interim unaudited condensed financial statements included herein include all adjustments, all of which are of a normal recurring nature, necessary for a fair presentation of the results of operations for the interim periods presented.

(d)                5J will cooperate with SMGI to provide the Financial Statements and partial year Financial Statements of 5J that SMGI advises are required to be included in the Form 8-K due to be filed with the SEC by SMGI within seventy days of the Closing Date.

2.7            Tax Matters.

(a)                 5J has filed on a timely basis all reports, returns, declarations, statements or other information required to be supplied to a taxing authority in connection with Taxes that it was required to file (collectively, “Tax Returns”), and all Tax Returns were complete and adequate in all material respects. “Taxes” means all taxes or levies or other similar assessments or liabilities in the nature of a tax, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof.

(b)                5J or the 5J Member has paid on a timely basis, or adequately reserved against in 5J’s Financial Statements, all material Taxes due, or claimed by any taxing authority to be due, from or with respect to them.

(c)                 To the best knowledge of 5J, (i) no examination or audit of any Tax Return of 5J by any governmental entity is currently in progress or, to the knowledge of 5J, threatened or contemplated, (ii) 5J has not been informed by any jurisdiction that the jurisdiction believes that 5J was required to file any Tax Return that was not filed, and (iii) no material Tax issue has been raised, and no material adjustment has been proposed or is pending, by any governmental entity or taxing authority in connection with any of 5J’s Tax Returns.

(d)                No waiver or extension of any statute of limitations as to any material Tax matter has been given by or requested of 5J.

For the purposes of this Section 2.7, a Tax is due (and must therefore either be paid or adequately reserved against in 5J’s Financial Statements) only on the last date payment of such Tax can be made without interest or penalties, whether such payment is due in respect of estimated Taxes, withholding Taxes, required Tax credits or any other Tax.

2.8           Books and Records. The books and records of 5J delivered to SMGI prior to the Closing fully and fairly reflect the transactions to which 5J is a party or by which its properties are bound.

2.9           Questionable Payments. Neither 5J, nor any employee, agent, representative or any other person acting on behalf of 5J has, (i) directly or indirectly, made any bribes, kickbacks, illegal payments or unlawful contributions in connection with foreign or domestic political activity using 5J’s funds, (ii) or made any payments from 5J's funds to foreign or domestic governmental officials or employees, or to any foreign or domestic political parties or campaigns (iii) failed to disclose fully any contribution made by 5J (or anyone acting on 5J’s behalf of which 5J was aware) which is in violation of the law or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

2.10         Intellectual Property.  5J is not infringing, and has never infringed, upon the intellectual property or proprietary rights of any other person, corporation or other entity. There are no claims pending or, to 5J’s knowledge, any claims threatened alleging that 5J is currently infringing upon, using in an unauthorized manner, or violating any trademarks, trade names, service marks, patents, copyrights or other proprietary rights of any person, corporation or other entity, and 5J is unaware of any facts which would form a reasonable basis for any such claim. 5J is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations under this Agreement, in breach of any license, sublicense or other agreement or contract relating to intellectual property.

2.11         Litigation. Except as disclosed on Schedule 2.11, 5J is not subject to any judgment or order of any court or quasi-judicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against 5J. 5J is not a plaintiff in any action, domestic or foreign, judicial or administrative. Except as disclosed on Schedule 2.11, there are no existing actions, suits, proceedings against or investigations of 5J, and 5J knows of no basis for such actions, suits, proceedings or investigations. There are no unsatisfied judgments, orders, decrees or stipulations affecting 5J or to which 5J is a party.

2.12         Legal Compliance. To the best knowledge of 5J, after due investigation, no claim has been filed against 5J alleging a violation of any applicable laws or regulations of federal, state and local governments and all agencies thereof. 5J holds all of the material permits, licenses, certificates or other authorizations of federal, state or local governmental agencies required for the conduct of its business as presently conducted, all of which are listed on Schedule 2.12 hereto.

2.13         Employees.  Schedule 2.13 hereto sets forth the name, date of hire, period of continuous service, salary (or other remuneration), incentive compensation and other benefits of each employee of 5J. 5J is not a party to or bound by any collective bargaining, shop or similar agreements.  Except as set forth on Schedule 2.13 hereto, 5J does not have any “employee benefit plans” including, but not limited to, bonus, pension, profit sharing, deferred compensation, incentive compensation, excess benefit, stock, stock option, severance, termination pay, change in control or other employee benefit plans, programs or arrangements, whether written or unwritten, qualified or unqualified, funded or unfunded, currently maintained, or contributed to, or required to be maintained or contributed to, by 5J, other than the employment contracts, medical, dental, vision, disability, life insurance and or vacation benefits.  5J is in compliance with all applicable federal and state laws and regulations concerning the employer-employee relationship, including applicable wage and hour laws, worker compensation statutes, unemployment laws, and social security laws, except, in each case, where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on 5J’s business.  Except as set forth on Schedule 2.13 hereof, there are no pending or, to 5J’s knowledge, threatened claims, investigations, charges, citations, hearings, consent decrees, or litigation concerning: wages, compensation, bonuses, commissions, awards, or payroll deductions; equal employment or human rights violations regarding race, color, religion, sex, national origin, age, handicap, veteran’s status, marital status, disability, or any other recognized class, status, or attribute under any federal or state equal employment law prohibiting discrimination; representation petitions or unfair labor practices; grievances or arbitrations pursuant to current or expired collective bargaining agreements; workers’ compensation; wrongful termination, negligent hiring, invasion of privacy or defamation; wage and hour laws; or immigration.  Except as set forth on Schedule 2.13 hereto, 5J is not liable for any unpaid wages, bonuses, or commissions (other than those not yet due) or any Taxes, penalty, assessment, or forfeiture for failure to timely pay any of the foregoing.

2.14         Insurance. 5J maintains the insurance against the risks listed on Schedule 2.14.  All such policies are in full force and effect, and 5J has not received any notice from any insurance company suspending, revoking, modifying or canceling (or threatening such action) any insurance policy issued to 5J.

2.15         Subsidiaries and Investments.  5J does not own any capital stock or membership interests, or have any interest of any kind whatsoever in any corporation, limited liability company, partnership, or other form of business organization.

2.16         Broker's Fees. Neither 5J, nor anyone on its behalf, has any liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder’s fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

2.17         Leases. 5J does not own any real property but leases its administrative offices located at 4090 N. U.S. Hwy. 79, Palestine, Texas 75801 pursuant to the Lease with its affiliate 5J Properties LLC dated December 1, 2016 as amended effective February 1, 2020.

2.18         Disclosure. The representations and warranties and statements of fact made by 5J in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

OF THE 5J MEMBER

The 5J Member hereby represents and warrants to SMGI as follows:

3.1           Ownership of the 5J Interests.  The 5J Member owns, beneficially and of record, good and marketable title to the 5J Interests which as of Closing will be free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or members' agreements. At the Closing, the 5J Member will convey to SMGI good and marketable title to the 5J Interests, free and clear of any security interests, liens, adverse claims, encumbrances, equities, proxies, options, member agreements or restrictions.

3.2           Authority Relative to this Agreement.  This Agreement has been duly and validly executed and delivered by the 5J Member and constitutes a valid and binding agreement of the 5J Member, enforceable against the 5J Member in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

3.3           Restricted Securities. The 5J Member acknowledges that the SMGI Preferred Shares will not be registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities laws, that the SMGI Preferred Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the SMGI Preferred Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.  In this regard, the 5J Member is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

3.4           Legend. The 5J Member acknowledges that the certificate(s) representing the 5J Member’s SMGI Preferred Shares shall be conspicuously set forth on the face or back thereof a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF

SMGI

SMGI hereby represents and warrants to 5J and the 5J Member as follows:

4.1           Organization. SMGI is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power to carry on its business as now conducted. Each of SMGI’s wholly-owned subsidiaries, MG Cleaners LLC (“MG Cleaners”), Trinity Services LLC (“Trinity”) and Momentum Water Transfer Services LLC (“Momentum”), are each limited liability companies duly organized, validly existing and in good standing under the laws of their respective states of organization, and each have the requisite corporate power to carry on their respective businesses as now conducted.

4.2            Capitalization.  SMGI's authorized capital stock consists of (i) 25,000,000 shares of Common Stock par value $.001, of which 15,881,372 shares are issued and outstanding, and (ii) 1,000,000 shares of preferred stock, par value $.001 (“Preferred Stock” and, together with the Common Stock, “Capital Stock”), 2,000 of which are designated as SMGI’s Series A Secured Convertible Preferred Stock (“Series A Preferred Stock”) and are issued and outstanding as of the date of this Agreement, and 6,000 of which are designated as SMGI’s Series B Convertible Preferred Stock, all of which will be issued to the 5J Member upon Closing.   All issued and outstanding shares of SMGI Capital Stock are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. When issued, the 6,000 SMGI Preferred Shares will be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights.  Except for $300,000 in fixed price convertible notes with a conversion price of $0.50 per share, 1,563,000 options and warrants with an average exercise price of $0.42 per share of SMGI Common Stock with exercise prices ranging from $0.15 to $2.18 per share that are currently outstanding, 2,000 shares of Series A Preferred Stock which are convertible into 4,000,000 shares of SMGI Common Stock, and an aggregate of 350,000 stock options to be issued to members of the 5J management team upon completion of the Closing there are no other outstanding preferred stock series, or convertible securities to which SMGI is a party. To SMGI’s knowledge, there are no obligations of SMGI to repurchase, redeem or otherwise re-acquire any shares of its Capital Stock on or after the Closing.

4.3           Certain Corporate Matters. SMGI has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it. SMGI has made available through the SEC’s EDGAR system to 5J true, accurate and complete copies of its certificate of incorporation and bylaws, which reflect all restatements of and amendments made thereto at any time prior to the date of this Agreement.  SMGI is not in default under or in violation of any provision of its certificate of incorporation or bylaws in any material respect.  SMGI is not in any material default or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability by which it is bound or to which any of its assets is subject.

4.4           Authority Relative to this Agreement.  SMGI has the requisite power and authority to enter into this Agreement and carry out its respective obligations hereunder.  The execution, delivery and performance of this Agreement by SMGI and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of SMGI and no other actions on the part of SMGI are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by SMGI and constitutes a valid and binding obligation of SMGI, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

4.5           Consents and Approvals; No Violations. Except for applicable requirements of federal securities laws and state securities or blue-sky laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by SMGI of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by SMGI nor the consummation by SMGI of the transactions contemplated hereby, nor compliance by SMGI with any of the provisions hereof, will (i) conflict with or result in any breach of any provisions of the certificate of incorporation or bylaws of SMGI, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which SMGI is a party or by which it or any of its properties or assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to SMGI, or any of their respective properties or assets, except in the case of clauses (ii) and (iii) for violations, breaches or defaults which are not in the aggregate material to SMGI taken as a whole.

4.6           SEC Documents.  SMGI hereby makes reference to the following documents filed with the SEC, as posted on the SEC’s website, www.sec.gov: (collectively, the “SEC Documents”): (i) Annual Reports on Form 10-K for the year ended December 31, 2018; and (ii) Quarterly Reports on Form 10-Q for the period ended September 30, 2019. To SMGI’s knowledge, the SEC Documents constitute all of the annual and quarterly reports that SMGI was required to file with the SEC pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”) and the rules and regulations promulgated thereunder by the SEC for the year ended December 31, 2018 and the nine months ended September 30, 2019, respectively.  To SMGI’s knowledge, as of the filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may require, and the rules and regulations promulgated thereunder and none of the SEC Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.7           Real Property.  SMGI does not own any real property.

4.8           Books and Records. The books and records of SMGI delivered to 5J prior to the Closing fully and fairly reflect the transactions to which SMGI is a party or by which its properties are bound.

4.9           Questionable Payments. To SMGI’s knowledge, neither SMGI, nor any employee, agent or representative of SMGI has, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using Company funds or made any payments from SMGI's funds to governmental officials for improper purposes or made any illegal payments from SMGI's funds to obtain or retain business.

4.10         Intellectual Property. SMGI does not own or use any trademarks, trade names, service marks, patents, copyrights or any applications with respect thereto. SMGI has no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of SMGI infringes upon or involves, or has resulted in the infringement of, any trademarks, trade-names, service marks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no such proceedings have been instituted, are pending or are threatened against SMGI.

4.11         Contracts. Except as disclosed in the SEC Documents, SMGI does not have any material contracts, leases, arrangements or commitments (whether oral or written). SMGI is not a party to or bound by or affected by any contract, lease, arrangement or commitment (whether oral or written) relating to: (i) the employment of any person; (ii) collective bargaining with, or any representation of any employees by, any labor union or association; (iii) the acquisition of services, supplies, equipment or other personal property; (iv) the purchase or sale of real property; (v) distribution, agency or construction; (vi) lease of real or personal property as lessor or lessee or sublessor or sublessee; (vii) lending or advancing of funds; (viii) borrowing of funds or receipt of credit; (ix) incurring any obligation or liability; or (x) the sale of personal property.

4.12         Litigation.   SMGI is not subject to any judgment or order of any court or quasi-judicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against SMGI that would have a material adverse effect on SMGI’s business.  SMGI is not a plaintiff in any action, domestic or foreign, judicial or administrative. Except as disclosed in SMGI’s SEC Documents, there are no existing actions, suits, proceedings against or investigations of SMGI, and SMGI knows of no basis for such actions, suits, proceedings or investigations. There are no unsatisfied judgments, orders, decrees or stipulations affecting SMGI or to which SMGI is a party.

4.13         Employees.    Except as disclosed in the SEC Documents, SMGI does not have a written or oral employment agreement with any officer or director of SMGI.  SMGI is not a party to or bound by any collective bargaining agreement.

4.14         Legal Compliance. To the best knowledge of SMGI, after due investigation, no claim has been filed against SMGI alleging a violation of any applicable laws or regulations of foreign, federal, state and local governments and all agencies thereof. SMGI holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for its business as presently conducted.

4.15         Subsidiaries and Investments.  Except as set forth in the SEC Documents, SMGI does not own any capital stock or have any interest of any kind whatsoever in any corporation, partnership, or other form of business organization.

4.16         Broker's Fees. Except for payments due to Chiron Financial LLC (“Chiron”) pursuant to the engagement letter entered into by and between SMGI and Chiron on May 23, 2019, neither SMGI, nor anyone on its behalf, has any liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder’s fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

4.17         Listing and Maintenance Requirements.  SMGI’s Common Stock is currently quoted on the OTCQB.  SMGI has not, since the date its Common Stock began trading on the OTCQB, received any notice from OTC Markets or FINRA or any trading market on which SMGI’s Common Stock is or has been listed or quoted to the effect that SMGI is not in compliance with the quoting, listing or maintenance requirements of the OTCQB or such other trading market.  SMGI is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such quoting, listing and maintenance requirements.

4.18         Application of Takeover Protections.  SMGI and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under SMGI's certificate of incorporation or the laws of its state of incorporation that is or could become applicable to 5J or the 5J Member as a result of the Transaction or the exercise of any rights by 5J or the 5J Member pursuant to this Agreement.

4.19          No SEC or FINRA Inquiries.  To SMGI’s knowledge, neither SMGI nor any of its past or present officers or directors is, or has ever been, the subject of any formal or informal inquiry or investigation by the SEC or FINRA.

4.20         Depository Trust Company Notifications. SMGI has not received any notification from the Depository Trust Company (“DTC”) indicating that DTC intends to either: (i) limit any services available for SMGI’s Common Stock on deposit at DTC, or (ii) place a complete restriction on all DTC services for SMGI’s Common Stock on deposit at DTC.

4.21         Accredited Investor Status. SMGI is an “accredited investor” as such term is defined under Rule 501 of the Securities Act.

4.22         Disclosure. The representations and warranties and statements of fact made by SMGI in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

ARTICLE 5
COVENANTS AND AGREEMENTS OF THE PARTIES

EFFECTIVE PRIOR TO CLOSING

5.1           Corporate Examinations and Investigations.  Prior to the Closing, each Party shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of 5J and SMGI as each Party may request.  In order that each Party may have the full opportunity to do so, 5J and SMGI shall furnish each Party and its representatives during such period with all such information concerning the affairs of 5J or SMGI  as each Party or its representatives may reasonably request and cause 5J or SMGI and their respective officers, employees, consultants, agents, accountants and attorneys to cooperate fully with each Party's representatives in connection with such review and examination and to make full disclosure of all information and documents requested by each Party or its representatives.  Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, it being agreed that any examination of original documents will be at each Party's premises, with copies thereof to be provided to each Party or its representatives upon request.

5.2           Cooperation; Consents.  Prior to the Closing, each Party shall cooperate with the other Parties to the end that the Parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or the license or permit from which is required for the consummation of the Transaction, and (ii) provide to the other Party such information as the other Party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

5.3           Conduct of Business.  Subject to the provisions hereof, from the date hereof through the Closing, each Party hereto shall  (i) conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing and (ii) not enter into any material transactions or incur any material liability not required or specifically contemplated hereby, without first obtaining the written consent of 5J and the 5J Members on the one hand and SMGI on the other hand. Without the prior written consent of 5J, the 5J Members or SMGI, except as required or specifically contemplated hereby, each Party shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue in any material respect as of the Closing.

5.4           Litigation.    From the date hereof through the Closing, each Party hereto shall promptly notify the representative of the other Parties of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such Party or any of its affiliates or any officer, director, manager, employee, consultant, agent, member or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or prospects of such Party or any of its subsidiaries.

5.5           Notice of Default.  From the date hereof through the Closing, each Party hereto shall give to the representative of the other Party or Parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such Party or which would render inaccurate in any material respect any of each such Party's representations or warranties herein.

5.6           Confidentiality. From and after the Closing, each of SMGI and the 5J Member shall, and shall cause its or their Affiliates (defined below) to, hold, and shall use its or their reasonable best efforts to cause its or their respective representatives to hold, in confidence any and all information, whether written or oral, concerning SMGI, except to the extent that 5J and the 5J Member can show that such information (a) is generally available to and known by the public through no fault of 5J and/or the 5J Member, any of its or their Affiliates or their respective representatives; or (b) is lawfully acquired by 5J and/or the 5J Member, any of its or their Affiliates or their respective representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation. If 5J and/or the 5J Member or any of its or their Affiliates or their respective representatives are compelled to disclose any information by judicial or administrative process or by other requirements of law, 5J and/or the 5J Member shall promptly notify SMGI in writing and shall disclose only that portion of such information which 5J and/or the 5J Member is advised by its counsel in writing is legally required to be disclosed, provided that 5J and/or the 5J Member shall use reasonable best efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

5.7           Closing Conditions. From the date hereof until the Closing, each Party hereto shall use reasonable best efforts to take such actions as are necessary to expeditiously satisfy the closing conditions set forth in Article 6 hereof.

5.8           Further Assurances.  If, at any time after the Closing, the Parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the transactions contemplated hereby in accordance with the terms of this Agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the Parties hereto, the Parties agree that their proper representatives shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper representatives of the Parties are fully authorized to take any and all such action.

5.9           Press Releases and Communications.  No press release or public announcement related to this Agreement or the transactions contemplated herein, shall be issued or made by any party hereto without the prior written approval of SMGI and 5J Member.  Neither 5J and/or the 5J Member shall have any communications with any third party, other than its own representatives, without the prior written consent of SMGI and the 5J Member.  Nothing herein shall prevent 5J from notifying its employees, customers or suppliers of the Transaction contemplated hereby as is necessary or desirable to facilitate the consummation of the Transaction; provided, however, that any such communication shall be previously approved by SMGI and may require any such third-parties to execute a confidentiality agreement, at SMGI’s sole discretion and shall constitute a “joint communication” if deemed appropriate by SMGI.

5.10         Excluded Assets. The Parties acknowledge that the following assets reflected on the 5J Interim Financials and the assets listed on Schedule 5.10 have been distributed to the 5J Member prior to the Effective Date:

(i)            5J has a secured claim for an account payable owed by MDC Texas Operator LLC (“MDC”) in the approximate amount of $500,000.00. On November 8, 2019, MDC filed a Chapter 11 Voluntary Petition in Lead Case 1:19-bk-12269 in the Delaware Bankruptcy Court. SMGI, 5J and the 5J Member have agreed that the 5J claim against MDC can be assigned to the 5J Member. 5J Member will have the sole authority and discretion to pursue any efforts to collect the MDC receivable in the bankruptcy proceeding at the 5J Member’s sole cost and expense. No adjustment to the Purchase Price will be required regardless of the outcome of the efforts to collect on the MDC claim; and

(ii)           the account receivable payable to 5J by Impetro Operating LLC in the amount of $224,500.00 that is more than 90 days from the date of the invoice.

ARTICLE 6
CONDITIONS TO CLOSING

6.1           Conditions to Obligations of 5J and the 5J Member.  The obligations of 5J and the 5J Member to consummate the transaction under this Agreement in accordance with Article 9 shall be subject to each of the following conditions:

(a)                Closing Deliveries.  At the Closing, SMGI shall have delivered or caused to be delivered to 5J and the 5J Member the following:

(i)       resolutions duly adopted by the board of directors of SMGI authorizing and approving the Transaction and the execution, delivery and performance of this Agreement;

(ii)      the SMGI Preferred Shares, the Cash Consideration, the 10% Secured Promissory Note and related Guaranty and all documents related to the Debt Assumption to the 5J Member;

(iii)     duly executed releases releasing the 5J Member from all personal guaranties relating to debts owed by 5J as of Closing; except as provided in the Letter Agreement between the Parties executed contemporaneously with this Agreement; and

(iv)     such other documents as 5J or the 5J Member may reasonably request in connection with the transactions contemplated hereby.

(b)                Representations and Warranties to be True.    The representations and warranties of SMGI herein contained shall be true in all material respects at the Closing with the same effect as though made at such time.  SMGI shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

(c)                 SMGI shall have received the opinion of SMGI counsel in form and substance reasonably satisfactory to 5J;

(d)                SEC Filings.  At the Closing, SMGI will be current in all SEC filings required by it to be filed.

(e)                 Purchaser Financing. SMGI shall have received financing sufficient to: (i) satisfy the Cash Consideration portion of the Purchase Price; and (ii) refinance or payoff the current 5J working capital line of credit and refinance the Debt Assumption amount.

(f)                 No Actions or Legal Proceedings. There shall be no pending or threatened litigation with respect to this Agreement or the transactions contemplated hereby, prior to the execution hereof.

(g)                No Material Adverse Change. There shall have been no material adverse change in SMGI’s business, financial condition, prospects, assets, or operations since September 30, 2019, except for such changes as may result from matters disclosed in writing by SMGI to 5J, prior to execution of this Agreement.

6.2           Conditions to Obligations of SMGI. The obligations of SMGI to consummate the transaction under this Agreement in accordance with Article 9 shall be subject to each of the following conditions:

(a)                 Closing Deliveries.    On the Closing Date, 5J or the 5J Member shall have delivered to SMGI the following:

(i)             an Assignment of Membership Interest representing the 5J Interests, duly executed effecting the transfer thereof to SMGI;

(ii)            this Agreement duly executed by 5J and the 5J Member;

(iii)          5J’s audited financial statements for the years ended December 31, 2018 and 2017, and unaudited financial statements for the nine-month period ended September 30, 2019, the cost of which shall be the responsibility of the 5J Member;

(iv)          a duly executed managing member certificate certifying that the representations and warranties of 5J and the 5J Member included herein are true and correct, in all material respects, as of the Closing Date;

(v)           SMGI shall have received the opinion of 5J’s counsel in form and substance reasonably satisfactory to SMGI;

(vi)          Employment agreements shall have been entered into between 5J and each of James E. Frye, Jr., Melissa Cox, Gena Lohmeyer and Jeffrey Schwab in the forms attached hereto as Exhibit 6.2(a)(vi);

(vii)         duly executed resignation letters of James E. Frye, Jr. as Manager and from all officer positions of 5J; and

(viii)        such other documents as SMGI may reasonably request in connection with the transactions contemplated hereby.

(b)                 Representations and Warranties to be True.    The representations and warranties of 5J and the 5J Member herein contained shall be true in all material respects at the Closing with the same effect as though made at such time.  5J and the 5J Member shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing

(c)                 No Material Adverse Change. There shall have been no material adverse change in 5J’s business, financial condition, prospects, assets, or operations since September 30, 2019, except for such changes as may result from matters disclosed in writing by 5J to SMGI, prior to execution of this Agreement.

(d)                No Liens or Encumbrances. There shall be no liens or encumbrances against 5J or the 5J Interests, other than those to which SMGI consents to in writing.

(e)                No Actions or Legal Proceedings. There shall be no pending or threatened litigation with respect to this Agreement or the transactions contemplated hereby, prior to the execution hereof.

ARTICLE 7
INDEMNIFICATION AND RELATED MATTERS

7.1           Survival of Representations and Warranties.  The representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement, including any disclosure schedule, shall survive until twelve (12) months after the Closing Date (except for with respect to Taxes, which shall survive for the applicable statute of limitations plus 90 days, and covenants that by their terms survive for a longer period). The right to any remedy based upon such representations and warranties shall not be affected by any investigation conducted with respect to, or any knowledge acquired at any time, whether before or after execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of any such representation or warranty.

7.2           Indemnification.

(a)                 SMGI shall indemnify and hold the 5J Member harmless for, from and against any and all liabilities, obligations, damages, losses, deficiencies, costs, penalties, interest and expenses (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) (collectively, “Losses”) to which the 5J Member may become subject resulting from or arising out of: (i) any breach of a representation, warranty or covenant made by SMGI as set forth herein; or (ii) a third party demand that the 5J Member pay any obligation of 5J pursuant to a personal guarantee granted by the 5J Member prior to Closing.

(b)                The 5J Member shall indemnify and hold SMGI and SMGI’s officers and directors (“SMGI’s Representatives”) harmless for, from and against any and all Losses to which SMGI or SMGI’s Representatives may become subject resulting from or arising out of (1) any breach of a representation, warranty or covenant made by 5J or the 5J Member as set forth herein; or (2) any and all liabilities arising out of or in connection with: (A) any of the assets of 5J prior to the Closing; (B) the operations of 5J prior to the Closing; or (C) the 5J Interests.

7.3           Notice of Indemnification.  Promptly after the receipt by any indemnified party (the “Indemnitee”) of notice of the commencement of any action or proceeding against such Indemnitee, such Indemnitee shall, if a claim with respect thereto is or may be made against any indemnifying party (the “Indemnifying Party”) pursuant to this Article 7, give such Indemnifying Party written notice of the commencement of such action or proceeding and give such Indemnifying Party a copy of such claim and/or process and all legal pleadings in connection therewith. The failure to give such notice shall not relieve any Indemnifying Party of any of its indemnification obligations contained in this Article 7, except where, and solely to the extent that, such failure actually and materially prejudices the rights of such Indemnifying Party. Such Indemnifying Party shall have, upon request within thirty (30) days after receipt of such notice, but not in any event after the settlement or compromise of such claim, the right to defend, at its own expense and by its own counsel reasonably acceptable to the Indemnitee, any such matter involving the asserted liability of the Indemnitee; provided, however, that if the Indemnitee determines that there is a reasonable probability that a claim may materially and adversely affect it, other than solely as a result of money payments required to be reimbursed in full by such Indemnifying Party under this Article 7 or if a conflict of interest exists between Indemnitee and the Indemnifying Party, the Indemnitee shall have the right to defend, compromise or settle such claim or suit; and, provided, further, that such settlement or compromise shall not, unless consented to in writing by such Indemnifying Party, which shall not be unreasonably withheld, be conclusive as to the liability of such Indemnifying Party to the Indemnitee. In any event, the Indemnitee, such Indemnifying Party and its counsel shall cooperate in the defense against, or compromise of, any such asserted liability, and in cases where the Indemnifying Party shall have assumed the defense, the Indemnitee shall have the right to participate in the defense of such asserted liability at the Indemnitee’s own expense. In the event that such Indemnifying Party shall decline to participate in or assume the defense of such action, prior to paying or settling any claim against which such Indemnifying Party is, or may be, obligated under this Article 7 to indemnify an Indemnitee, the Indemnitee shall first supply such Indemnifying Party with a copy of a final court judgment or decree holding the Indemnitee liable on such claim or, failing such judgment or decree, the terms and conditions of the settlement or compromise of such claim. An Indemnitee’s failure to supply such final court judgment or decree or the terms and conditions of a settlement or compromise to such Indemnifying Party shall not relieve such Indemnifying Party of any of its indemnification obligations contained in this Article 7, except where, and solely to the extent that, such failure actually and materially prejudices the rights of such Indemnifying Party. If the Indemnifying Party is defending the claim as set forth above, the Indemnifying Party shall have the right to settle the claim only with the consent of the Indemnitee.

ARTICLE 8
COVENANT NOT TO COMPETE; NON-SOLICITATION.

In consideration of the transactions contemplated by this Agreement, and in order to protect and preserve the legitimate business interests of SMGI, the 5J Member has executed and agreed to be bound by that certain Noncompetition and Nonsolicitation Agreement by and between Employer, 5J Trucking, LLC, SMG Industries, Inc. and Employee (the “Noncompetition Agreement”). The terms and conditions of that Noncompetition Agreement are incorporated herein and made a part hereof by this reference.

ARTICLE 9
CONDITIONAL EXECUTION

9.1           The Parties agree to execute this Agreement and all ancillary documents necessary to consummate the transaction contemplated by this Agreement on or before February __, 2020; provided that the executed documents will not be delivered to the other Party or deemed to be effective unless and until all Lender consents, release of liens relating to existing 5J debt and other actions required by the ancillary documents executed by the Parties have been obtained by the applicable Party. All executed documents will be held in escrow by counsel for the applicable Party until such additional actions and documents have been obtained. Upon receipt of all necessary documents, the executed originals will be delivered to the other Party to consummate the transaction set forth in this Agreement (the “Closing”). At Closing SMGI will pay the cash portion of the Purchase Price to the 5J Member by wire transfer and SMGI will complete the payoffs contemplated by Section 1.1 of this Agreement.

9.2           The Parties acknowledge and agree that execution of the documents in advance of Closing will be to the mutual benefit of the Parties to enable the Parties to obtain all of the necessary consents and transfers relating to existing notes and, obtaining the necessary Department of Transportation permit and authorization transfers and other ancillary actions necessary for consummation of the intended transaction.

9.3           Notwithstanding the date in which Closing occurs, the transfer of ownership of 5J shall be effective as of the Closing Date.

ARTICLE 10
GENERAL PROVISIONS

10.1         Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a .PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 12.2):

If to 5J:	5J Oilfield Services, LLC 4090 N. Highway. 79 Palestine, TX 75801 E-mail: Jimmy@5jtrucking.net Attention: James E. Frye, Jr., Manager

with a copy to:	Crady Jewett McCulley & Houren LLP 2727 Allen Parkway, Suite 1700 Houston, Texas 77019 E-mail: LGlenn@cjmhlaw.com Attention: Lawrence Glenn, Esq. Facsimile: 713.739.8403

If to the 5J Member:	James E. Frye, Jr. 4090 N. Highway. 79 Palestine, TX 75801 E-mail: jimmy@5jtrucking.net

with a copy to:	Crady Jewett McCulley & Houren LLP 2727 Allen Parkway, Suite 1700 Houston, Texas 77019 E-mail: LGlenn@cjmhlaw.com Attention: Lawrence Glenn, Esq. Facsimile: 713.739.8403

If to Buyer:	SMG Industries Inc. 710 N. Post Oak Road, Suite 315 Houston, Texas 77024 E-mail: matt@smgindustries.com Attention: Matthew Flemming, President Facsimile: 713.613.2908

with a copy to:	Jody R. Samuels, Esq. 276 Fifth Avenue, Suite 704 New York, New York 10001 E-mail: jsamuels@jrsconsultingco.com Attention: Jody R. Samuels, Esq. Facsimile: 646.998.1969

10.2         Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

10.3         Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the Parties shall negotiate in good faith to modify this Agreement to preserve each Party's anticipated benefits under this Agreement.

10.4        Miscellaneous. This Agreement (together with all schedules, documents and instruments referred to herein): (i) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof; (ii) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder; and (iii) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the Parties hereto.

10.5         Separate Counsel. Each Party hereby expressly acknowledges that it has been advised to seek its own separate legal counsel for advice with respect to this Agreement.

10.6         Governing Law; Venue. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.  Any and all actions brought under this Agreement shall be brought in the state or federal courts of Texas, located in the city of Houston, and each Party hereby waives any right to object to the convenience of such venue.

10.7         Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement.  This Agreement and any documents relating to it may be executed and transmitted to any other Party by facsimile or email as a .pdf copy, which facsimile or email shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

10.8         Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by each of SMGI, 5J and the 5J Member.

10.9         Parties in Interest: No Third-Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the Parties hereto. This Agreement shall not be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

10.10       Waiver. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party's rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

10.11       Expenses.  At or prior to the Closing, the Parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers.

10.12        Recitals Incorporated.  The recitals of this Agreement are incorporated herein and made a part hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

5J OILFIELD SERVICES, LLC,
A Texas limited liability company

By:
Name: James E. Frye, Jr.
Title: Sole Member and Managing Member

MEMBER: JAMES E. FRYE, JR.

Signature:
Print Name: James E. Frye, Jr.

[SIGNATURE PAGE OF SMGI FOLLOWS]

[SIGNATURE PAGE OF SMGI]

SMG INDUSTRIES, INC., a Delaware corporation

By:
Name: Matthew C. Flemming
Title: Chief Executive Officer and Chairman

SCHEDULE 2.3

ASSETS

Schedule 2.3

SCHEDULE 2.11

LITIGATION

1.	Cause No. 18-10-22624-CVR: Claudia Salinas v. Vernon Ray Morris; Vernon R. Morris d/b/a Vernon R. Morris Trucking; Morris Heavy Haul Pilot Truck, LLC; Morris Heavy Haul, LLC; 5J Oilfield Services, LLC; and 5J Trucking, LLC; in the 143rd Judicial District Court of Reeves County, Texas.

2.	Case No. DC-C202000077: Michael Colvin v. Wesley J. Camp, 5J Oilfield Services, LLC, Glynn R. Mason, and Conquest Completion Services, LLC; in the 18th Judicial District Court of Johnson County, Texas.

3.	Case No. CJ 2016-2229: Robertson, Smith v. Hill, 5J Oilfield Services, and Hudson; in the District Court of Oklahoma County, Oklahoma.

4.	Cause No. 13690: 5J Oilfield Services, LLC v. Legado Oilfield Rentals, LLC; in the County Court of Anderson County, Texas.

5.	Cause No. 13253: 5J Oilfield Services, LLC v. Black Star Energy Services, LLC; in the County Court of Anderson County, Texas.

6.	Cause No. DCCV16-312-349: 5J Oilfield Services, LLC v. Payson Petroleum, LLC d/b/a Payson Petroleum, Inc.; in the 349th Judicial District Court of Anderson County, Texas.

7.	Cause No. 13407: 5J Oilfield Services, LLC v. ARC Designs & Manufacturing, LLC; in the County Court of Anderson County, Texas.

8.	Cause No. DCCV19-1330-87: 5J Oilfield Services, LLC v. MDC Texas Energy, LLC, MDC Texas Operator, LLC; in the 87th Judicial District Court of Anderson County, Texas and Case No. 19-12269 (CSS): MTE Holdings LLC, MTE Partners LLC, Olam Energy Resources I LLC, MDC Energy LLC, MDC Texas Operator LLC, Ward I, LLC and MDC Reeves Energy LLC; filed in The United States Bankruptcy Court for the District of Delaware in the amount of $530,500.00.

9.	Alleged basis for claim by William Herring, whose previous demand was withdrawn.

10.	Basis for potential claims in bankruptcy and other proceedings against Impetro Operating LLC, Goose Neck Trucking, Inc., Essential Logistics, Reed Cooper, Tabulate Floors & More, and Disaster America d/b/a Best Mechanical.

Schedule 2.11

SCHEDULE 2.12

LEGAL COMPLIANCE

Schedule 2.12

U.S. Department of Transportation
Federal Motor Carrier Safety Administration

1200 New Jersey Ave., S.E.
Washington, DC 20590

SERVICE DATE
February 04, 2010

CERTIFICATE

MC-698213-C
SJ OILFIELD SERVICES LLC
PALESTINE, TX

This Certificate is evidence of the carrier's authority to engage in transportation as a common carrier of property (except household goods) by motor vehicle in interstate or foreign commerce.

This authority will be effective as long as the carrier maintains compliance with the requirements pertaining to insurance coverage for the protection of the public (49 CFR 387) and the designation of agents upon whom process may be served (49 CFR 366). The carrier shall also render reasonably continuous and adequate service to the public. Failure to maintain compliance will constitute sufficient grounds for revocation of this authority.

Jeffrey L. Secrist, Chief
Information Technology Operations Division

NOTE: Willful and persistent noncompliance with applicable safety fitness regulations as evidenced by a DOT safety fitness rating of "Unsatisfactory" or by other indicators, could result in a proceeding requiring the holder of this certificate or permit to show cause why this authority should not be suspended or revoked.

CMO

Schedule 2.12

Schedule 2.12

50-302 (Rev.9-19/10)

TEXAS
INTERNATIONAL FUEL TAX AGREEMENT LICENSE

This license is issued under the terms of the International Fuel Tax Agreement and is valid for vehicles operated by the licensee in all IFTA jurisdictions.

THIS LICENSE IS NON-TRANSFERABLE

Taxpayer name and mailing address

5J OILFIELD SERVICES, LLC
4090 N US HIGHWAY 79
PALESTINE TX 75801-7065

License year	2020
IFTA license number	TX27143343815
Effective date	01/01/2020
Expiration date	12/31/2020
Texas taxpayer number	1-27-1433438-5

Glenn Hegar
Comptroller of Public Accounts

238

Please detach here and display your license only.

Is the information printed on this license correct?

If not, please tell us.

- If your taxpayer name and/or mailing address are incorrect, enter the correct information.
- If you have received a Federal Employer Identification Number (FEIN), enter the number in the space below.
- If you no longer own or operate qualified motor vehicles, you must notify the Comptroller by calling us at 800-252-1383.

If your license is correct, you do NOT have to return this form.

If any corrections are required, please enter the correct information on this form and return it to:

Comptroller of Public Accounts
111 E. 17th Street
Austin, TX 78774-0100

Keep this license until you receive a corrected license.

NOTE: This form cannot be used if there has been a change of ownership. To obtain a new license after an ownership change, call 800-252-1383. Our website is www.comptroller.texas.gov.

***You have certain rights** under Chapters 552 and 559, Government Code, to review, request and correct information we have on file about you. Contact us at the address or phone number listed on this form.*

Taxpayer name shown on the license: 5J OILFIELD SERVICES, LLC

IFTA license number shown on the license	Texas taxpayer number shown on the license
TX27143343815	1-27-1433438-5

• Please enter only the information below that has to be corrected.

Correct taxpayer name

Phone number (Area code and number) ( ) -

Trade name (Actual name under which business is operating)

Correct mailing address

City | State | ZIP code | Federal Employer Identification Number

sign here Taxpayer or authorized agent | Date

SCHEDULE 2.12

SCHEDULE 2.12

SCHEDULE 2.13

EMPLOYEES

SCHEDULE 2.14

INSURANCE

5JOIL

ACORD INSURANCE BINDER

DATE	01/29/20

THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN ON THE REVERSE SIDE OF THIS FORM.

PRODUCER		COMPANY	BINDER #
PHONE (A/C, No, Ext): 214-443-3100	FAX (A/C, No): 214 443-3900	Indian Harbor Insurance Company	OLS27330221
USI Southwest Dallas/Truck 2711 N Haskell Ave Suite 2000 Dallas, TX 75204		EFFECTIVE DATE 02/01/20 TIME 12:01 X AM / PM	EXPIRATION DATE 04/01/20 TIME X 12:01 AM / NOON
CODE:	SUB CODE:	THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED COMPANY PER EXPIRING POLICY #:	
AGENCY CUSTOMER ID: 705781		DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY (Including Location)	
INSURED: 5J Oilfield Services, LLC 4090 N US Highway 79 Palestine, TX 75801-7065		Commercial General Liability	

COVERAGES

TYPE OF INSURANCE	COVERAGE/FORMS	DEDUCTIBLE	COINS %	LIMITS	AMOUNT
PROPERTY — CAUSES OF LOSS: BASIC / BROAD / SPEC					
GENERAL LIABILITY				EACH OCCURRENCE	$ 1,000,000
X COMMERCIAL GENERAL LIABILITY				DAMAGE TO RENTED PREMISES	$ 100,000
CLAIMS MADE / X OCCUR				MED EXP (Any one person)	$ 5,000
				PERSONAL & ADV INJURY	$ 1,000,000
X BI/PD Ded:25000	See Spec. Conditions/Other Coverages			GENERAL AGGREGATE	$ 2,000,000
	RETRO DATE FOR CLAIMS MADE			PRODUCTS - COMP/OP AGG	$ 2,000,000
AUTOMOBILE LIABILITY				COMBINED SINGLE LIMIT	$
ANY AUTO				BODILY INJURY (Per person)	$
ALL OWNED AUTOS				BODILY INJURY (Per accident)	$
SCHEDULED AUTOS				PROPERTY DAMAGE	$
HIRED AUTOS				MEDICAL PAYMENTS	$
NON-OWNED AUTOS				PERSONAL INJURY PROT	$
				UNINSURED MOTORIST	$
					$
AUTO PHYSICAL DAMAGE — DEDUCTIBLE	ALL VEHICLES / SCHEDULED VEHICLES			ACTUAL CASH VALUE	
COLLISION:				STATED AMOUNT	$
OTHER THAN COL:				OTHER	
GARAGE LIABILITY				AUTO ONLY - EA ACCIDENT	$
ANY AUTO				OTHER THAN AUTO ONLY:	
				EACH ACCIDENT	$
				AGGREGATE	$
EXCESS LIABILITY				EACH OCCURRENCE	$
UMBRELLA FORM				AGGREGATE	$
OTHER THAN UMBRELLA FORM	RETRO DATE FOR CLAIMS MADE:			SELF-INSURED RETENTION	$
WORKER'S COMPENSATION AND EMPLOYER'S LIABILITY				WC STATUTORY LIMITS	
				E.L. EACH ACCIDENT	$
				E.L. DISEASE - EA EMPLOYEE	$
				E.L. DISEASE - POLICY LIMIT	$
SPECIAL CONDITIONS/ OTHER COVERAGES	** Continued from General Liability Section ** Subject to terms and conditions of all policy (See attached Spec Conditions/Other Covs page.)			FEES	$
				TAXES	$
				ESTIMATED TOTAL PREMIUM	$

NAME & ADDRESS

	MORTGAGEE / ADDITIONAL INSURED / LOSS PAYEE
	LOAN #
	AUTHORIZED REPRESENTATIVE

ACORD 75 (2001/01) 1 of 3 #653367 NOTE: IMPORTANT STATE INFORMATION ON REVERSE SIDE LJGHD
© ACORD CORPORATION 1993

Schedule 2.14

CONDITIONS

This Company binds the kind(s) of insurance stipulated on the reverse side. The Insurance is subject to the terms, conditions and limitations of the policy(ies) in current use by the Company.

This binder may be cancelled by the Insured by surrender of this binder or by written notice to the Company stating when cancellation will be effective. This binder may be cancelled by the Company by notice to the Insured in accordance with the policy conditions. This binder is cancelled when replaced by a policy. If this binder is not replaced by a policy, the Company is entitled to charge a premium for the binder according to the Rules and Rates in use by the Company.

Applicable in California

When this form is used to provide insurance in the amount of one million dollars ($1,000,000) or more, the title of the form is changed from "Insurance Binder" to "Cover Note".

Applicable in Delaware

The mortgagee or Obligee of any mortgage or other instrument given for the purpose of creating a lien on real property shall accept as evidence of insurance a written binder issued by an authorized insurer or its agent if the binder includes or is accompanied by: the name and address of the borrower; the name and address of the lender as loss payee; a description of the insured real property; a provision that the binder may not be canceled within the term of the binder unless the lender and the insured borrower receive written notice of the cancellation at least ten (10) days prior to the cancellation; except in the case of a renewal of a policy subsequent to the closing of the loan, a paid receipt of the full amount of the applicable premium, and the amount of insurance coverage.

Chapter 21 Title 25 Paragraph 2119

Applicable in Florida

Except for Auto Insurance coverage, no notice of cancellation or nonrenewal of a binder is required unless the duration of the binder exceeds 60 days. For auto insurance, the insurer must give 5 days prior notice, unless the binder is replaced by a policy or another binder in the same company.

Applicable in Nevada

Any person who refuses to accept a binder which provides coverage of less than $1,000,000.00 when proof is required: (A) Shall be fined not more than $500.00, and (B) is liable to the party presenting the binder as proof of insurance for actual damages sustained therefrom.

ACORD 75 (2001/01) 2 of 3 #653367

Schedule 2.14

SPECIAL CONDITIONS/OTHER COVERAGES (Cont. from page 1)

forms and endorsements,
including, but not limited to:

Coverage: Blanket Additional Insured
Form #: CG2010
Edition Date: 10/01/01

Coverage: Blkt Waiver of Subrogation-required by written contract
Form #: CG2404

Coverage: Primary & Non-Contributory Coverage
Form #: CG2001

Coverage: Total Pollution Exclusion with Exception for Extended Time Element
Form #: SLGL624
Edition Date: 06/01/17
Limit 1: 1,000,000

Coverage: Employee Benefits Liability
Form #: CG0435
Limit 1: 1,000,000
Ded 1: 1,000

Coverage: Additional Insured Owners, Lessee or contractors - Completed Operation CG 2037
Form #: CG2037

Coverage: Underground Resources & Equipment
Form #: CG2262
Limit 1: 1,000,000

Coverage: 30 Day Notice of Cancellation as required by written contract
Form #: SLGL417

Coverage: Designated Construction Project (s) General Aggregate Limit
Form #: CG2503
Limit 1: 5,000,000

AMS 75.4 (2001/01) 3 of 3 #653367

Schedule 2.14

5JOIL

ACORD INSURANCE BINDER

DATE: 01/29/20

THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN ON THE REVERSE SIDE OF THIS FORM.

PRODUCER	PHONE (A/C, No, Ext): 214-443-3100 FAX (A/C, No): 214 443-3900
USI Southwest Dallas/Truck 2711 N Haskell Ave Suite 2000 Dallas, TX 75204	
CODE:	SUB CODE:
AGENCY CUSTOMER ID: 705781	
INSURED	5J Oilfield Services, LLC 4090 N US Highway 79 Palestine, TX 75801-7065

COMPANY	Indian Harbor Insurance Company
BINDER #	OLSX19070221
EFFECTIVE DATE	02/01/20
EFFECTIVE TIME	12:01 X AM / PM
EXPIRATION DATE	04/01/20
EXPIRATION TIME	X 12:01 AM / NOON
	THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED COMPANY PER EXPIRING POLICY #:
DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY (Including Location)	Excess Liability General Liability & Employers Liability See Special Conditions/Other Coverages

COVERAGES

TYPE OF INSURANCE	COVERAGE/FORMS	LIMITS	AMOUNT
PROPERTY — CAUSES OF LOSS: [ ] BASIC [ ] BROAD [ ] SPEC		DEDUCTIBLE / COINS %	
GENERAL LIABILITY: [ ] COMMERCIAL GENERAL LIABILITY; [ ] CLAIMS MADE [ ] OCCUR	RETRO DATE FOR CLAIMS MADE:	EACH OCCURRENCE	$
		DAMAGE TO RENTED PREMISES	$
		MED EXP (Any one person)	$
		PERSONAL & ADV INJURY	$
		GENERAL AGGREGATE	$
		PRODUCTS - COMP/OP AGG	$
AUTOMOBILE LIABILITY: [ ] ANY AUTO; [ ] ALL OWNED AUTOS; [ ] SCHEDULED AUTOS; [ ] HIRED AUTOS; [ ] NON-OWNED AUTOS		COMBINED SINGLE LIMIT	$
		BODILY INJURY (Per person)	$
		BODILY INJURY (Per accident)	$
		PROPERTY DAMAGE	$
		MEDICAL PAYMENTS	$
		PERSONAL INJURY PROT	$
		UNINSURED MOTORIST	$
			$
AUTO PHYSICAL DAMAGE — DEDUCTIBLE: COLLISION: ; OTHER THAN COL:	[ ] ALL VEHICLES [ ] SCHEDULED VEHICLES	[ ] ACTUAL CASH VALUE; [ ] STATED AMOUNT; [ ] OTHER	$
GARAGE LIABILITY: [ ] ANY AUTO		AUTO ONLY - EA ACCIDENT	$
		OTHER THAN AUTO ONLY: EACH ACCIDENT	$
		AGGREGATE	$
EXCESS LIABILITY: [ ] UMBRELLA FORM; [X] OTHER THAN UMBRELLA FORM	Policy Form CX0001 0413 Excess Liability Coverage Form RETRO DATE FOR CLAIMS MADE:	EACH OCCURRENCE	$ 5,000,000
		AGGREGATE	$ 5,000,000
		SELF-INSURED RETENTION	$
WORKER'S COMPENSATION AND EMPLOYER'S LIABILITY		[ ] WC STATUTORY LIMITS	
		E.L. EACH ACCIDENT	$
		E.L. DISEASE - EA EMPLOYEE	$
		E.L. DISEASE - POLICY LIMIT	$
SPECIAL CONDITIONS/ OTHER COVERAGES	Continued from Excess Liability Section: Defense Costs: Outside the Limit of Liability (See attached Spec Conditions/Other Covs page.)	FEES	$
		TAXES	$
		ESTIMATED TOTAL PREMIUM	$

NAME & ADDRESS

[ ] MORTGAGEE [ ] LOSS PAYEE	[ ] ADDITIONAL INSURED
LOAN #:	
AUTHORIZED REPRESENTATIVE	

ACORD 75 (2001/01) 1 of 3 #653370 NOTE: IMPORTANT STATE INFORMATION ON REVERSE SIDE LJGHD
© ACORD CORPORATION 1993

Schedule 2.14

CONDITIONS

This Company binds the kind(s) of insurance stipulated on the reverse side. The Insurance is subject to the terms, conditions and limitations of the policy(ies) in current use by the Company.

This binder may be cancelled by the Insured by surrender of this binder or by written notice to the Company stating when cancellation will be effective. This binder may be cancelled by the Company by notice to the Insured in accordance with the policy conditions. This binder is cancelled when replaced by a policy. If this binder is not replaced by a policy, the Company is entitled to charge a premium for the binder according to the Rules and Rates in use by the Company.

Applicable in California

When this form is used to provide insurance in the amount of one million dollars ($1,000,000) or more, the title of the form is changed from "Insurance Binder" to "Cover Note".

Applicable in Delaware

The mortgagee or Obligee of any mortgage or other instrument given for the purpose of creating a lien on real property shall accept as evidence of insurance a written binder issued by an authorized insurer or its agent if the binder includes or is accompanied by: the name and address of the borrower; the name and address of the lender as loss payee; a description of the insured real property; a provision that the binder may not be canceled within the term of the binder unless the lender and the insured borrower receive written notice of the cancellation at least ten (10) days prior to the cancellation; except in the case of a renewal of a policy subsequent to the closing of the loan, a paid receipt of the full amount of the applicable premium, and the amount of insurance coverage.

Chapter 21 Title 25 Paragraph 2119

Applicable in Florida

Except for Auto Insurance coverage, no notice of cancellation or nonrenewal of a binder is required unless the duration of the binder exceeds 60 days. For auto insurance, the insurer must give 5 days prior notice, unless the binder is replaced by a policy or another binder in the same company.

Applicable in Nevada

Any person who refuses to accept a binder which provides coverage of less than $1,000,000.00 when proof is required: (A) Shall be fined not more than $500.00, and (B) is liable to the party presenting the binder as proof of insurance for actual damages sustained therefrom.

ACORD 75 (2001/01) 2 of 3 #653370

Schedule 2.14

SPECIAL CONDITIONS/OTHER COVERAGES (Cont. from page 1)

PNCW01 0119 Fraud Notice
PNCW02 0119 Privacy Notice
PNCW05 0519 US Treasury Department Office of Foreign Assets Control
PNTX01 0119 Complaint Notice - Texas
XL-TXSOP 0118 Service of Process - Texas
ILMP9104 0314 In Witness Endorsement
PN104 0120TR Policyholder Disclosure - Notice of Terrorism Insurance Coverage
PN408 0120TR Potential Expiration, Replacement or Revision of the Terrorism Risk Insurance Program Reauthorization Act of 2015
NTL014 0119 Claims Notice
IL0021 0908 Nuclear Energy Liability Exclusion Endorsement
SLXS000 0119 Commercial Excess Liability Policy Declarations
SLMP302 0617 Schedule of Forms and Endorsements
SLXS300 0617 Schedule of Controlling Underlying Insurance
CX0001 0413 Commercial Excess Liability Coverage Form
CAXS414 0410 Non-Concurrency of Policy Periods
UNDERLYING SCHEDULE:
General Liability - Indian Harbor Insurance Co.
Employers Liability - Zurich/Wildcat Program
Subject to terms and conditions of all policy forms and endorsements.

AMS 75.4 (2001/01) 3 of 3 #653370

SCHEDULE 2.14

5JOIL

ACORD INSURANCE BINDER

DATE: 01/29/20

THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN ON THE REVERSE SIDE OF THIS FORM.

PRODUCER PHONE (A/C, No, Ext): 214-443-3100 FAX (A/C, No): 214 443-3900 USI Southwest Dallas/Truck 2711 N Haskell Ave Suite 2000 Dallas, TX 75204	COMPANY: Zurich American Insurance Company BINDER #: BAP110258100
CODE: SUB CODE:	EFFECTIVE DATE: 02/01/20 TIME: 12:01 X AM PM EXPIRATION DATE: 04/01/20 TIME: X 12:01 AM NOON
AGENCY CUSTOMER ID: 705781	THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED COMPANY PER EXPIRING POLICY #:
INSURED 5J Oilfield Services, LLC 4090 N US Highway 79 Palestine, TX 75801-7065	DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY (Including Location) Truckers Liability Commercial Auto Coverage Form CA 00 01

COVERAGES

TYPE OF INSURANCE	COVERAGE/FORMS	DEDUCTIBLE	COINS %	AMOUNT
PROPERTY — CAUSES OF LOSS: BASIC, BROAD, SPEC				

TYPE OF INSURANCE	COVERAGE/FORMS	LIMITS	AMOUNT
GENERAL LIABILITY		EACH OCCURRENCE	$
COMMERCIAL GENERAL LIABILITY		DAMAGE TO RENTED PREMISES	$
CLAIMS MADE / OCCUR		MED EXP (Any one person)	$
		PERSONAL & ADV INJURY	$
		GENERAL AGGREGATE	$
	RETRO DATE FOR CLAIMS MADE:	PRODUCTS - COMP/OP AGG	$
AUTOMOBILE LIABILITY		COMBINED SINGLE LIMIT	$ 1,000,000
X ANY AUTO		BODILY INJURY (Per person)	$
ALL OWNED AUTOS		BODILY INJURY (Per accident)	$
SCHEDULED AUTOS		PROPERTY DAMAGE	$
HIRED AUTOS		MEDICAL PAYMENTS	$
NON-OWNED AUTOS		PERSONAL INJURY PROT	$
	See Spec. Conditions/Other Coverages	UNINSURED MOTORIST	$
			$
AUTO PHYSICAL DAMAGE — DEDUCTIBLE	ALL VEHICLES / SCHEDULED VEHICLES	ACTUAL CASH VALUE	
COLLISION		STATED AMOUNT	$
OTHER THAN COL		OTHER	
GARAGE LIABILITY		AUTO ONLY - EA ACCIDENT	$
ANY AUTO		OTHER THAN AUTO ONLY:	
		EACH ACCIDENT	$
		AGGREGATE	$
EXCESS LIABILITY		EACH OCCURRENCE	$
UMBRELLA FORM		AGGREGATE	$
OTHER THAN UMBRELLA FORM	RETRO DATE FOR CLAIMS MADE:	SELF-INSURED RETENTION	$
WORKER'S COMPENSATION AND EMPLOYER'S LIABILITY		WC STATUTORY LIMITS	
		E.L. EACH ACCIDENT	$
		E.L. DISEASE - EA EMPLOYEE	$
		E.L. DISEASE - POLICY LIMIT	$
SPECIAL CONDITIONS/ OTHER COVERAGES	Subject to terms and conditions of all policy forms and endorsements.	FEES	$
		TAXES	$
		ESTIMATED TOTAL PREMIUM	$

NAME & ADDRESS

MORTGAGEE / ADDITIONAL INSURED

LOSS PAYEE

LOAN #

AUTHORIZED REPRESENTATIVE

ACORD 75 (2001/01) 1 of 2 #653388 NOTE: IMPORTANT STATE INFORMATION ON REVERSE SIDE LJGHD © ACORD CORPORATION 1993

Schedule 2.14

CONDITIONS

This Company binds the kind(s) of insurance stipulated on the reverse side. The Insurance is subject to the terms, conditions and limitations of the policy(ies) in current use by the Company.

This binder may be cancelled by the Insured by surrender of this binder or by written notice to the Company stating when cancellation will be effective. This binder may be cancelled by the Company by notice to the Insured in accordance with the policy conditions. This binder is cancelled when replaced by a policy. If this binder is not replaced by a policy, the Company is entitled to charge a premium for the binder according to the Rules and Rates in use by the Company.

Applicable in California

When this form is used to provide insurance in the amount of one million dollars ($1,000,000) or more, the title of the form is changed from "Insurance Binder" to "Cover Note".

Applicable in Delaware

The mortgagee or Obligee of any mortgage or other instrument given for the purpose of creating a lien on real property shall accept as evidence of insurance a written binder issued by an authorized insurer or its agent if the binder includes or is accompanied by: the name and address of the borrower; the name and address of the lender as loss payee; a description of the insured real property; a provision that the binder may not be canceled within the term of the binder unless the lender and the insured borrower receive written notice of the cancellation at least ten (10) days prior to the cancellation; except in the case of a renewal of a policy subsequent to the closing of the loan, a paid receipt of the full amount of the applicable premium, and the amount of insurance coverage.

Chapter 21 Title 25 Paragraph 2119

Applicable in Florida

Except for Auto Insurance coverage, no notice of cancellation or nonrenewal of a binder is required unless the duration of the binder exceeds 60 days. For auto insurance, the insurer must give 5 days prior notice, unless the binder is replaced by a policy or another binder in the same company.

Applicable in Nevada

Any person who refuses to accept a binder which provides coverage of less than $1,000,000.00 when proof is required: (A) Shall be fined not more than $500.00, and (B) is liable to the party presenting the binder as proof of insurance for actual damages sustained therefrom.

ACORD 75 (2001/01) 2 of 2 #653388

Schedule 2.14

5JOIL

ACORD INSURANCE BINDER

DATE: 01/30/20

THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN ON THE REVERSE SIDE OF THIS FORM.

PRODUCER USI Southwest Dallas/Truck 2711 N Haskell Ave Suite 2000 Dallas, TX 75204	PHONE (A/C, No, Ext): 214-443-3100 FAX (A/C, No): 214 443-3900
COMPANY: Endurance American Specialty Ins Co	BINDER #: EXT30001490400
EFFECTIVE DATE: 02/01/20 TIME: 12:01 X AM	EXPIRATION DATE: 04/01/20 TIME: X 12:01 AM / NOON
CODE:	SUB CODE:
AGENCY CUSTOMER ID: 705781	THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED COMPANY PER EXPIRING POLICY #:
INSURED 5J Oilfield Services, LLC 4090 N US Highway 79 Palestine, TX 75801-7065	DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY (Including Location) Excess Auto Liability $2M xs Primary

COVERAGES

TYPE OF INSURANCE	COVERAGE/FORMS	DEDUCTIBLE	COINS %	LIMITS	AMOUNT
PROPERTY — CAUSES OF LOSS: BASIC / BROAD / SPEC					
GENERAL LIABILITY: COMMERCIAL GENERAL LIABILITY; CLAIMS MADE / OCCUR	RETRO DATE FOR CLAIMS MADE:			EACH OCCURRENCE	$
				DAMAGE TO RENTED PREMISES	$
				MED EXP (Any one person)	$
				PERSONAL & ADV INJURY	$
				GENERAL AGGREGATE	$
				PRODUCTS - COMP/OP AGG	$
AUTOMOBILE LIABILITY: ANY AUTO; ALL OWNED AUTOS; SCHEDULED AUTOS; HIRED AUTOS; NON-OWNED AUTOS				COMBINED SINGLE LIMIT	$
				BODILY INJURY (Per person)	$
				BODILY INJURY (Per accident)	$
				PROPERTY DAMAGE	$
				MEDICAL PAYMENTS	$
				PERSONAL INJURY PROT	$
				UNINSURED MOTORIST	$
					$
AUTO PHYSICAL DAMAGE — DEDUCTIBLE: COLLISION; OTHER THAN COL	ALL VEHICLES / SCHEDULED VEHICLES			ACTUAL CASH VALUE	
				STATED AMOUNT	$
				OTHER	
GARAGE LIABILITY: ANY AUTO				AUTO ONLY - EA ACCIDENT	$
				OTHER THAN AUTO ONLY: EACH ACCIDENT	$
				AGGREGATE	$
EXCESS LIABILITY: UMBRELLA FORM; X OTHER THAN UMBRELLA FORM	Subject to terms and conditions of all policy forms and endorsements. RETRO DATE FOR CLAIMS MADE:			EACH OCCURRENCE	$ 2,000,000
				AGGREGATE	$ 2,000,000
				SELF-INSURED RETENTION	$
WORKER'S COMPENSATION AND EMPLOYER'S LIABILITY				WC STATUTORY LIMITS	
				E.L. EACH ACCIDENT	$
				E.L. DISEASE - EA EMPLOYEE	$
				E.L. DISEASE - POLICY LIMIT	$
SPECIAL CONDITIONS/ OTHER COVERAGES				FEES	$
				TAXES	$
				ESTIMATED TOTAL PREMIUM	$

NAME & ADDRESS

MORTGAGEE / ADDITIONAL INSURED

LOSS PAYEE

LOAN #

AUTHORIZED REPRESENTATIVE

ACORD 75 (2001/01) 1 of 2 #653410 NOTE: IMPORTANT STATE INFORMATION ON REVERSE SIDE LJGHD
© ACORD CORPORATION 1993

Schedule 2.14

CONDITIONS

This Company binds the kind(s) of insurance stipulated on the reverse side. The Insurance is subject to the terms, conditions and limitations of the policy(ies) in current use by the Company.

This binder may be cancelled by the Insured by surrender of this binder or by written notice to the Company stating when cancellation will be effective. This binder may be cancelled by the Company by notice to the Insured in accordance with the policy conditions. This binder is cancelled when replaced by a policy. If this binder is not replaced by a policy, the Company is entitled to charge a premium for the binder according to the Rules and Rates in use by the Company.

Applicable in California

When this form is used to provide insurance in the amount of one million dollars ($1,000,000) or more, the title of the form is changed from "Insurance Binder" to "Cover Note".

Applicable in Delaware

The mortgagee or Obligee of any mortgage or other instrument given for the purpose of creating a lien on real property shall accept as evidence of insurance a written binder issued by an authorized insurer or its agent if the binder includes or is accompanied by: the name and address of the borrower; the name and address of the lender as loss payee; a description of the insured real property; a provision that the binder may not be canceled within the term of the binder unless the lender and the insured borrower receive written notice of the cancellation at least ten (10) days prior to the cancellation; except in the case of a renewal of a policy subsequent to the closing of the loan, a paid receipt of the full amount of the applicable premium, and the amount of insurance coverage.

Chapter 21 Title 25 Paragraph 2119

Applicable in Florida

Except for Auto Insurance coverage, no notice of cancellation or nonrenewal of a binder is required unless the duration of the binder exceeds 60 days. For auto insurance, the insurer must give 5 days prior notice, unless the binder is replaced by a policy or another binder in the same company.

Applicable in Nevada

Any person who refuses to accept a binder which provides coverage of less than $1,000,000.00 when proof is required: (A) Shall be fined not more than $500.00, and (B) is liable to the party presenting the binder as proof of insurance for actual damages sustained therefrom.

ACORD 75 (2001/01) 2 of 2 #653410

Schedule 2.14

5JOIL

ACORD™ INSURANCE BINDER

DATE: 01/30/20

THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN ON THE REVERSE SIDE OF THIS FORM.

PRODUCER PHONE (A/C, No, Ext): 214-443-3100 FAX (A/C, No): 214 443-3900 USI Southwest Dallas/Truck 2711 N Haskell Ave Suite 2000 Dallas, TX 75204	COMPANY: AXIS Surplus Insurance Company BINDER #: P001000027328301 EFFECTIVE DATE: 02/01/20 TIME: 12:01 X AM EXPIRATION DATE: 04/01/20 TIME: X 12:01 AM THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED COMPANY PER EXPIRING POLICY #
CODE: SUB CODE: AGENCY CUSTOMER ID: 705781	
INSURED 5J Oilfield Services, LLC 4090 N US Highway 79 Palestine, TX 75801-7065	DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY (Including Location) Excess Auto Liability $3M x $2M x P

COVERAGES

TYPE OF INSURANCE	COVERAGE/FORMS	DEDUCTIBLE	COINS %	LIMITS AMOUNT
PROPERTY — CAUSES OF LOSS: BASIC, BROAD, SPEC				
GENERAL LIABILITY — COMMERCIAL GENERAL LIABILITY; CLAIMS MADE, OCCUR		EACH OCCURRENCE		$
		DAMAGE TO RENTED PREMISES		$
		MED EXP (Any one person)		$
		PERSONAL & ADV INJURY		$
		GENERAL AGGREGATE		$
	RETRO DATE FOR CLAIMS MADE:	PRODUCTS - COMP/OP AGG		$
AUTOMOBILE LIABILITY — ANY AUTO; ALL OWNED AUTOS; SCHEDULED AUTOS; HIRED AUTOS; NON-OWNED AUTOS		COMBINED SINGLE LIMIT		$
		BODILY INJURY (Per person)		$
		BODILY INJURY (Per accident)		$
		PROPERTY DAMAGE		$
		MEDICAL PAYMENTS		$
		PERSONAL INJURY PROT		$
		UNINSURED MOTORIST		$
				$
AUTO PHYSICAL DAMAGE — DEDUCTIBLE: COLLISION; OTHER THAN COL	ALL VEHICLES; SCHEDULED VEHICLES	ACTUAL CASH VALUE		
		STATED AMOUNT		$
		OTHER		
GARAGE LIABILITY — ANY AUTO		AUTO ONLY - EA ACCIDENT		$
		OTHER THAN AUTO ONLY:		
		EACH ACCIDENT		$
		AGGREGATE		$
EXCESS LIABILITY — UMBRELLA FORM; X OTHER THAN UMBRELLA FORM	Subject to terms and conditions of all policy forms and endorsements.	EACH OCCURRENCE		$ 3,000,000
		AGGREGATE		$ 3,000,000
	RETRO DATE FOR CLAIMS MADE:	SELF-INSURED RETENTION		$
WORKER'S COMPENSATION AND EMPLOYER'S LIABILITY		WC STATUTORY LIMITS		
		E.L. EACH ACCIDENT		$
		E.L. DISEASE - EA EMPLOYEE		$
		E.L. DISEASE - POLICY LIMIT		$
SPECIAL CONDITIONS/OTHER COVERAGES		FEES		$
		TAXES		$
		ESTIMATED TOTAL PREMIUM		$

NAME & ADDRESS

MORTGAGEE | ADDITIONAL INSURED

LOSS PAYEE

LOAN #

AUTHORIZED REPRESENTATIVE

ACORD 75 (2001/01) 1 of 2 #653412 NOTE: IMPORTANT STATE INFORMATION ON REVERSE SIDE LJGHD © ACORD CORPORATION 1993

Schedule 2.14

CONDITIONS

This Company binds the kind(s) of insurance stipulated on the reverse side. The Insurance is subject to the terms, conditions and limitations of the policy(ies) in current use by the Company.

This binder may be cancelled by the Insured by surrender of this binder or by written notice to the Company stating when cancellation will be effective. This binder may be cancelled by the Company by notice to the Insured in accordance with the policy conditions. This binder is cancelled when replaced by a policy. If this binder is not replaced by a policy, the Company is entitled to charge a premium for the binder according to the Rules and Rates in use by the Company.

Applicable in California

When this form is used to provide insurance in the amount of one million dollars ($1,000,000) or more, the title of the form is changed from "Insurance Binder" to "Cover Note".

Applicable in Delaware

The mortgagee or Obligee of any mortgage or other instrument given for the purpose of creating a lien on real property shall accept as evidence of insurance a written binder issued by an authorized insurer or its agent if the binder includes or is accompanied by: the name and address of the borrower; the name and address of the lender as loss payee; a description of the insured real property; a provision that the binder may not be canceled within the term of the binder unless the lender and the insured borrower receive written notice of the cancellation at least ten (10) days prior to the cancellation; except in the case of a renewal of a policy subsequent to the closing of the loan, a paid receipt of the full amount of the applicable premium, and the amount of insurance coverage.

Chapter 21 Title 25 Paragraph 2119

Applicable in Florida

Except for Auto Insurance coverage, no notice of cancellation or nonrenewal of a binder is required unless the duration of the binder exceeds 60 days. For auto insurance, the insurer must give 5 days prior notice, unless the binder is replaced by a policy or another binder in the same company.

Applicable in Nevada

Any person who refuses to accept a binder which provides coverage of less than $1,000,000.00 when proof is required: (A) Shall be fined not more than $500.00, and (B) is liable to the party presenting the binder as proof of insurance for actual damages sustained therefrom.

ACORD 75 (2001/01) 2 of 2 #653412

Schedule 2.14

5JOIL

ACORD™ INSURANCE BINDER

DATE: 01/29/20

THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN ON THE REVERSE SIDE OF THIS FORM.

PRODUCER PHONE (A/C, No, Ext): 214-443-3100 FAX (A/C, No): 214 443-3900 USI Southwest Dallas/Truck 2711 N Haskell Ave Suite 2000 Dallas, TX 75204 CODE: SUB CODE: AGENCY CUSTOMER ID: 705781	COMPANY: ACUITY A Mutual Insurance Company BINDER #: ZE9211 EFFECTIVE DATE: 02/01/20 TIME: 12:01 X AM / PM EXPIRATION DATE: 04/01/20 TIME: X 12:01 AM / NOON THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED COMPANY PER EXPIRING POLICY #:
INSURED 5J Oilfield Services, LLC 4090 N US Highway 79 Palestine, TX 75801-7065	DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY (Including Location) Veh#1: 2011 Chevy Pickup Pickup 3GCPKSE31BG388233 TX Veh#2: 2018 GMC Sierra Pickup 3GTU2NEC8JG246822 TX (See Special Conditions Below)

COVERAGES

TYPE OF INSURANCE	COVERAGE/FORMS	DEDUCTIBLE	COINS %	LIMITS	AMOUNT
PROPERTY — CAUSES OF LOSS: BASIC / BROAD / SPEC					
GENERAL LIABILITY: COMMERCIAL GENERAL LIABILITY; CLAIMS MADE / OCCUR	RETRO DATE FOR CLAIMS MADE:			EACH OCCURRENCE	$
				DAMAGE TO RENTED PREMISES	$
				MED EXP (Any one person)	$
				PERSONAL & ADV INJURY	$
				GENERAL AGGREGATE	$
				PRODUCTS - COMP/OP AGG	$
AUTOMOBILE LIABILITY: ANY AUTO; ALL OWNED AUTOS; X SCHEDULED AUTOS; HIRED AUTOS; NON-OWNED AUTOS	See Spec. Conditions/Other Coverages			COMBINED SINGLE LIMIT	$ 1,000,000
				BODILY INJURY (Per person)	$
				BODILY INJURY (Per accident)	$
				PROPERTY DAMAGE	$
				MEDICAL PAYMENTS	$
				PERSONAL INJURY PROT	$
				UNINSURED MOTORIST	$
					$
AUTO PHYSICAL DAMAGE — DEDUCTIBLE: X COLLISION: 1000; X OTHER THAN COL: 1000	ALL VEHICLES; X SCHEDULED VEHICLES			X ACTUAL CASH VALUE	
				X STATED AMOUNT	$ Per Policy
				OTHER	
GARAGE LIABILITY: ANY AUTO				AUTO ONLY - EA ACCIDENT	$
				OTHER THAN AUTO ONLY:	
				EACH ACCIDENT	$
				AGGREGATE	$
EXCESS LIABILITY: UMBRELLA FORM; OTHER THAN UMBRELLA FORM	RETRO DATE FOR CLAIMS MADE:			EACH OCCURRENCE	$
				AGGREGATE	$
				SELF-INSURED RETENTION	$
WORKER'S COMPENSATION AND EMPLOYER'S LIABILITY				WC STATUTORY LIMITS	
				E.L. EACH ACCIDENT	$
				E.L. DISEASE - EA EMPLOYEE	$
				E.L. DISEASE - POLICY LIMIT	$
SPECIAL CONDITIONS/ OTHER COVERAGES	** Continued from Description of Operations/Vehicles/Property Section ** (See attached Spec Conditions/Other Covs page.)			FEES	$
				TAXES	$
				ESTIMATED TOTAL PREMIUM	$

NAME & ADDRESS

MORTGAGEE / ADDITIONAL INSURED / LOSS PAYEE

LOAN #

AUTHORIZED REPRESENTATIVE

ACORD 75 (2001/01) 1 of 3 #653384 NOTE: IMPORTANT STATE INFORMATION ON REVERSE SIDE LJGHD © ACORD CORPORATION 1993

Schedule 2.14

CONDITIONS

This Company binds the kind(s) of insurance stipulated on the reverse side. The Insurance is subject to the terms, conditions and limitations of the policy(ies) in current use by the Company.

This binder may be cancelled by the Insured by surrender of this binder or by written notice to the Company stating when cancellation will be effective. This binder may be cancelled by the Company by notice to the Insured in accordance with the policy conditions. This binder is cancelled when replaced by a policy. If this binder is not replaced by a policy, the Company is entitled to charge a premium for the binder according to the Rules and Rates in use by the Company.

Applicable in California

When this form is used to provide insurance in the amount of one million dollars ($1,000,000) or more, the title of the form is changed from "Insurance Binder" to "Cover Note".

Applicable in Delaware

The mortgagee or Obligee of any mortgage or other instrument given for the purpose of creating a lien on real property shall accept as evidence of insurance a written binder issued by an authorized insurer or its agent if the binder includes or is accompanied by: the name and address of the borrower; the name and address of the lender as loss payee; a description of the insured real property; a provision that the binder may not be canceled within the term of the binder unless the lender and the insured borrower receive written notice of the cancellation at least ten (10) days prior to the cancellation; except in the case of a renewal of a policy subsequent to the closing of the loan, a paid receipt of the full amount of the applicable premium, and the amount of insurance coverage.

Chapter 21 Title 25 Paragraph 2119

Applicable in Florida

Except for Auto Insurance coverage, no notice of cancellation or nonrenewal of a binder is required unless the duration of the binder exceeds 60 days. For auto insurance, the insurer must give 5 days prior notice, unless the binder is replaced by a policy or another binder in the same company.

Applicable in Nevada

Any person who refuses to accept a binder which provides coverage of less than $1,000,000.00 when proof is required: (A) Shall be fined not more than $500.00, and (B) is liable to the party presenting the binder as proof of insurance for actual damages sustained therefrom.

ACORD 75 (2001/01) 2 of 3 #653384

Schedule 2.14

SPECIAL CONDITIONS/OTHER COVERAGES (Cont. from page 1)

Veh#3: 2019 GMC 1500 Pickup 3GTP1NEC3JG213159 TX
Veh#4: 2017 Nissan Titan Pickup 1N6AA1E51HN508565 TX
Veh#5: 2017 GMC Sierra Pickup 3GTU2MEC6HG144844 TX
Veh#6: 2019 Dodge Ram 1500 Pickup 1C6SRFHT4KN518559 TX
Veh#7: 2019 Sierra PickupA7021 Pickup 2GTV2LEC4K1130701 TX
Veh#8: 2017 GMC Pickup Pickup 3GTU2NEC4HG266334 TX

** Continued from Automobile Liability Section **
Coverage: Automobile Enhancement Endorsement
Form #: CA7246
Edition Date: 11/01/15

Coverage: Towing And Labor Limit

Subject to terms and conditions of all policy forms and endorsements.

AMS 75.4 (2001/01) 3 of 3 #653384

Schedule 2.14

5JOIL

ACORD INSURANCE BINDER

DATE: 01/30/20

THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN ON THE REVERSE SIDE OF THIS FORM.

PRODUCER: USI Southwest Dallas/Truck, 2711 N Haskell Ave Suite 2000, Dallas, TX 75204	PHONE (A/C, No, Ext): 214-443-3100 / FAX (A/C, No): 214 443-3900
CODE:	SUB CODE:
AGENCY CUSTOMER ID: 705781	
INSURED: 5J Oilfield Services, LLC, 4090 N US Highway 79, Palestine, TX 75801-7065	

COMPANY	BINDER #
Colony Specialty Insurance Company	IM2552850

EFFECTIVE DATE	TIME		EXPIRATION DATE	TIME
02/01/20	12:01	X AM / PM	04/01/20	X 12:01 AM / NOON

THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED COMPANY PER EXPIRING POLICY #:

DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY (Including Location)

Motor Truck Cargo
Rigging Legal Liability

See Special Conditions/Other Coverages

COVERAGES

TYPE OF INSURANCE	COVERAGE/FORMS	LIMITS: DEDUCTIBLE	COINS %	AMOUNT
PROPERTY — CAUSES OF LOSS: BASIC / BROAD / SPEC				
GENERAL LIABILITY — COMMERCIAL GENERAL LIABILITY; CLAIMS MADE / OCCUR	RETRO DATE FOR CLAIMS MADE:	EACH OCCURRENCE		$
		DAMAGE TO RENTED PREMISES		$
		MED EXP (Any one person)		$
		PERSONAL & ADV INJURY		$
		GENERAL AGGREGATE		$
		PRODUCTS - COMP/OP AGG		$
AUTOMOBILE LIABILITY — ANY AUTO; ALL OWNED AUTOS; SCHEDULED AUTOS; HIRED AUTOS; NON-OWNED AUTOS		COMBINED SINGLE LIMIT		$
		BODILY INJURY (Per person)		$
		BODILY INJURY (Per accident)		$
		PROPERTY DAMAGE		$
		MEDICAL PAYMENTS		$
		PERSONAL INJURY PROT		$
		UNINSURED MOTORIST		$
				$
AUTO PHYSICAL DAMAGE — DEDUCTIBLE: COLLISION; OTHER THAN COL:	ALL VEHICLES / SCHEDULED VEHICLES	ACTUAL CASH VALUE		
		STATED AMOUNT		$
		OTHER		
GARAGE LIABILITY — ANY AUTO		AUTO ONLY - EA ACCIDENT		$
		OTHER THAN AUTO ONLY:		
		EACH ACCIDENT		$
		AGGREGATE		$
EXCESS LIABILITY — UMBRELLA FORM; OTHER THAN UMBRELLA FORM	RETRO DATE FOR CLAIMS MADE:	EACH OCCURRENCE		$
		AGGREGATE		$
		SELF-INSURED RETENTION		$
WORKER'S COMPENSATION AND EMPLOYER'S LIABILITY		WC STATUTORY LIMITS		
		E.L. EACH ACCIDENT		$
		E.L. DISEASE - EA EMPLOYEE		$
		E.L. DISEASE - POLICY LIMIT		$
SPECIAL CONDITIONS/ OTHER COVERAGES	Motor Truck Cargo Coverage $2,000,000 Per Vehicle; $2,000,000 per (See attached Spec Conditions/Other Covs page.)	FEES		$
		TAXES		$
		ESTIMATED TOTAL PREMIUM		$

NAME & ADDRESS

	MORTGAGEE / ADDITIONAL INSURED / LOSS PAYEE
	LOAN #
	AUTHORIZED REPRESENTATIVE

ACORD 75 (2001/01) 1 of 3 #653418 NOTE: IMPORTANT STATE INFORMATION ON REVERSE SIDE LJGHD
© ACORD CORPORATION 1993

Schedule 2.14

CONDITIONS

This Company binds the kind(s) of insurance stipulated on the reverse side. The Insurance is subject to the terms, conditions and limitations of the policy(ies) in current use by the Company.

This binder may be cancelled by the Insured by surrender of this binder or by written notice to the Company stating when cancellation will be effective. This binder may be cancelled by the Company by notice to the Insured in accordance with the policy conditions. This binder is cancelled when replaced by a policy. If this binder is not replaced by a policy, the Company is entitled to charge a premium for the binder according to the Rules and Rates in use by the Company.

Applicable in California

When this form is used to provide insurance in the amount of one million dollars ($1,000,000) or more, the title of the form is changed from "Insurance Binder" to "Cover Note".

Applicable in Delaware

The mortgagee or Obligee of any mortgage or other instrument given for the purpose of creating a lien on real property shall accept as evidence of insurance a written binder issued by an authorized insurer or its agent if the binder includes or is accompanied by: the name and address of the borrower; the name and address of the lender as loss payee; a description of the insured real property; a provision that the binder may not be canceled within the term of the binder unless the lender and the insured borrower receive written notice of the cancellation at least ten (10) days prior to the cancellation; except in the case of a renewal of a policy subsequent to the closing of the loan, a paid receipt of the full amount of the applicable premium, and the amount of insurance coverage.

Chapter 21 Title 25 Paragraph 2119

Applicable in Florida

Except for Auto Insurance coverage, no notice of cancellation or nonrenewal of a binder is required unless the duration of the binder exceeds 60 days. For auto insurance, the insurer must give 5 days prior notice, unless the binder is replaced by a policy or another binder in the same company.

Applicable in Nevada

Any person who refuses to accept a binder which provides coverage of less than $1,000,000.00 when proof is required: (A) Shall be fined not more than $500.00, and (B) is liable to the party presenting the binder as proof of insurance for actual damages sustained therefrom.

ACORD 75 (2001/01) 2 of 3 #653418

Schedule 2.14

SPECIAL CONDITIONS/OTHER COVERAGES (Cont. from page 1)

occurrence;
  $2,000,000 Scheduled Terminals
  $25,000 Deductible

Rigging Legal Liability Coverage
  $1,000,000 Project Limit; $2,000,000 Occurrence Limit

Specified Contract for Nabors Drilling only:
  $5,000,000 Project Limit; $5,000,000 Occurrence Limit

Deductible: $10,000 AOP except
$50,000   Nabors Drilling loads < $2,500,000
$100,000 Nabors Drilling loads $2,500,000

Subject to terms and conditions of all policy forms and endorsements.

AMS 75.4 (2001/01) 3 of 3 #653418

Schedule 2.14

5JOIL

ACORD™ INSURANCE BINDER

DATE 01/29/20

THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN ON THE REVERSE SIDE OF THIS FORM.

PRODUCER	PHONE (A/C, No, Ext): 214-443-3100 FAX (A/C, No): 214 443-3900
USI Southwest Dallas/Truck 2711 N Haskell Ave Suite 2000 Dallas, TX 75204	
CODE:	SUB CODE:
AGENCY CUSTOMER ID: 705781	
INSURED	Owner/Operators of 5J Oilfield Services, LLC 4090 N US Highway 79 Palestine, TX 75801-7065

COMPANY: Hudson Insurance Company	BINDER #: TIS40101128655
EFFECTIVE DATE: 02/01/20 TIME: 12:01 X AM / PM	EXPIRATION DATE: 04/01/20 TIME: X 12:01 AM / NOON
THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED COMPANY PER EXPIRING POLICY #:	

DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY (Including Location)

Schedule of Owner/Operators on file.
$100,000 Primary Non-Trucking Liability
UM/PIP State Mandatory Minimum Limits
Subject to terms and conditions of all policy forms and endorsements.

COVERAGES

LIMITS

TYPE OF INSURANCE	COVERAGE/FORMS	DEDUCTIBLE	COINS %	AMOUNT
PROPERTY — CAUSES OF LOSS: BASIC / BROAD / SPEC				
GENERAL LIABILITY — COMMERCIAL GENERAL LIABILITY; CLAIMS MADE / OCCUR	RETRO DATE FOR CLAIMS MADE:	EACH OCCURRENCE		$
		DAMAGE TO RENTED PREMISES		$
		MED EXP (Any one person)		$
		PERSONAL & ADV INJURY		$
		GENERAL AGGREGATE		$
		PRODUCTS - COMP/OP AGG		$
AUTOMOBILE LIABILITY — ANY AUTO; ALL OWNED AUTOS; X SCHEDULED AUTOS; HIRED AUTOS; NON-OWNED AUTOS		COMBINED SINGLE LIMIT		$ 100,000
		BODILY INJURY (Per person)		$
		BODILY INJURY (Per accident)		$
		PROPERTY DAMAGE		$
		MEDICAL PAYMENTS		$
		PERSONAL INJURY PROT		$ Mandatory Min
		UNINSURED MOTORIST		$ Mandatory Min
				$
AUTO PHYSICAL DAMAGE — DEDUCTIBLE: COLLISION: ; OTHER THAN COL:	ALL VEHICLES / SCHEDULED VEHICLES	ACTUAL CASH VALUE; STATED AMOUNT; OTHER		$
GARAGE LIABILITY — ANY AUTO		AUTO ONLY - EA ACCIDENT		$
		OTHER THAN AUTO ONLY: EACH ACCIDENT		$
		AGGREGATE		$
EXCESS LIABILITY — UMBRELLA FORM; OTHER THAN UMBRELLA FORM	RETRO DATE FOR CLAIMS MADE:	EACH OCCURRENCE		$
		AGGREGATE		$
		SELF-INSURED RETENTION		$
WORKER'S COMPENSATION AND EMPLOYER'S LIABILITY		WC STATUTORY LIMITS		
		E.L. EACH ACCIDENT		$
		E.L. DISEASE - EA EMPLOYEE		$
		E.L. DISEASE - POLICY LIMIT		$
SPECIAL CONDITIONS/ OTHER COVERAGES		FEES		$
		TAXES		$
		ESTIMATED TOTAL PREMIUM		$

NAME & ADDRESS

	MORTGAGEE / ADDITIONAL INSURED / LOSS PAYEE
	LOAN #
	AUTHORIZED REPRESENTATIVE

ACORD 75 (2001/01) 1 of 2 #653365 NOTE: IMPORTANT STATE INFORMATION ON REVERSE SIDE LJGHD
© ACORD CORPORATION 1993

Schedule 2.14

CONDITIONS

This Company binds the kind(s) of insurance stipulated on the reverse side. The Insurance is subject to the terms, conditions and limitations of the policy(ies) in current use by the Company.

This binder may be cancelled by the Insured by surrender of this binder or by written notice to the Company stating when cancellation will be effective. This binder may be cancelled by the Company by notice to the Insured in accordance with the policy conditions. This binder is cancelled when replaced by a policy. If this binder is not replaced by a policy, the Company is entitled to charge a premium for the binder according to the Rules and Rates in use by the Company.

Applicable in California

When this form is used to provide insurance in the amount of one million dollars ($1,000,000) or more, the title of the form is changed from "Insurance Binder" to "Cover Note".

Applicable in Delaware

The mortgagee or Obligee of any mortgage or other instrument given for the purpose of creating a lien on real property shall accept as evidence of insurance a written binder issued by an authorized insurer or its agent if the binder includes or is accompanied by: the name and address of the borrower; the name and address of the lender as loss payee; a description of the insured real property; a provision that the binder may not be canceled within the term of the binder unless the lender and the insured borrower receive written notice of the cancellation at least ten (10) days prior to the cancellation; except in the case of a renewal of a policy subsequent to the closing of the loan, a paid receipt of the full amount of the applicable premium, and the amount of insurance coverage.

Chapter 21 Title 25 Paragraph 2119

Applicable in Florida

Except for Auto Insurance coverage, no notice of cancellation or nonrenewal of a binder is required unless the duration of the binder exceeds 60 days. For auto insurance, the insurer must give 5 days prior notice, unless the binder is replaced by a policy or another binder in the same company.

Applicable in Nevada

Any person who refuses to accept a binder which provides coverage of less than $1,000,000.00 when proof is required: (A) Shall be fined not more than $500.00, and (B) is liable to the party presenting the binder as proof of insurance for actual damages sustained therefrom.

ACORD 75 (2001/01) 2 of 2 #653365

Schedule 2.14

5JOIL

ACORD INSURANCE BINDER

DATE: 01/29/20

THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN ON THE REVERSE SIDE OF THIS FORM.

PRODUCER: USI Southwest Dallas/Truck, 2711 N Haskell Ave Suite 2000, Dallas, TX 75204	PHONE (A/C, No, Ext): 214-443-3100; FAX (A/C, No): 214 443-3900
COMPANY: Hudson Insurance Company	BINDER #: TISX4101128656
EFFECTIVE DATE: 02/01/20	TIME: 12:01 X AM / PM
EXPIRATION DATE: 04/01/20	TIME: X 12:01 AM / NOON
CODE:	SUB CODE:
AGENCY CUSTOMER ID: 705781	

THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED COMPANY PER EXPIRING POLICY #:

INSURED: Owner/Operators of
5J Oilfield Services, LLC
4090 N US Highway 79
Palestine, TX 75801-7065

DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY (Including Location):
Non-Trucking Liability
$900,000 excess of $100,000 Limit
Excluded UM/PIP
Schedule of Owner/Operators on file.
See Special Conditions/Other Coverages

COVERAGES

TYPE OF INSURANCE	COVERAGE/FORMS	DEDUCTIBLE	COINS %	LIMITS: AMOUNT
PROPERTY — CAUSES OF LOSS: [ ] BASIC [ ] BROAD [ ] SPEC				
GENERAL LIABILITY — [ ] COMMERCIAL GENERAL LIABILITY; [ ] CLAIMS MADE [ ] OCCUR	RETRO DATE FOR CLAIMS MADE:	EACH OCCURRENCE		$
		DAMAGE TO RENTED PREMISES		$
		MED EXP (Any one person)		$
		PERSONAL & ADV INJURY		$
		GENERAL AGGREGATE		$
		PRODUCTS - COMP/OP AGG		$
AUTOMOBILE LIABILITY — [ ] ANY AUTO		COMBINED SINGLE LIMIT		$ 900,000
[ ] ALL OWNED AUTOS		BODILY INJURY (Per person)		$
[X] SCHEDULED AUTOS		BODILY INJURY (Per accident)		$
[ ] HIRED AUTOS		PROPERTY DAMAGE		$
[ ] NON-OWNED AUTOS		MEDICAL PAYMENTS		$
		PERSONAL INJURY PROT		$ Excluded
		UNINSURED MOTORIST		$ Excluded
				$
AUTO PHYSICAL DAMAGE — DEDUCTIBLE; COLLISION: ; OTHER THAN COL:	[ ] ALL VEHICLES [ ] SCHEDULED VEHICLES	[ ] ACTUAL CASH VALUE; [ ] STATED AMOUNT; [ ] OTHER		$
GARAGE LIABILITY — [ ] ANY AUTO		AUTO ONLY - EA ACCIDENT		$
		OTHER THAN AUTO ONLY: EACH ACCIDENT		$
		AGGREGATE		$
EXCESS LIABILITY — [ ] UMBRELLA FORM		EACH OCCURRENCE		$
[ ] OTHER THAN UMBRELLA FORM	RETRO DATE FOR CLAIMS MADE:	AGGREGATE		$
		SELF-INSURED RETENTION		$
WORKER'S COMPENSATION AND EMPLOYER'S LIABILITY		[ ] WC STATUTORY LIMITS		
		E.L. EACH ACCIDENT		$
		E.L. DISEASE - EA EMPLOYEE		$
		E.L. DISEASE - POLICY LIMIT		$
SPECIAL CONDITIONS/OTHER COVERAGES	Subject to terms and conditions of all policy forms and endorsements.	FEES		$
		TAXES		$
		ESTIMATED TOTAL PREMIUM		$

NAME & ADDRESS

[ ] MORTGAGEE [ ] ADDITIONAL INSURED
[ ] LOSS PAYEE
LOAN #

AUTHORIZED REPRESENTATIVE

ACORD 75 (2001/01) 1 of 2 #653366 NOTE: IMPORTANT STATE INFORMATION ON REVERSE SIDE LJGHD
© ACORD CORPORATION 1993

Schedule 2.14

CONDITIONS

This Company binds the kind(s) of insurance stipulated on the reverse side. The Insurance is subject to the terms, conditions and limitations of the policy(ies) in current use by the Company.

This binder may be cancelled by the Insured by surrender of this binder or by written notice to the Company stating when cancellation will be effective. This binder may be cancelled by the Company by notice to the Insured in accordance with the policy conditions. This binder is cancelled when replaced by a policy. If this binder is not replaced by a policy, the Company is entitled to charge a premium for the binder according to the Rules and Rates in use by the Company.

Applicable in California

When this form is used to provide insurance in the amount of one million dollars ($1,000,000) or more, the title of the form is changed from "Insurance Binder" to "Cover Note".

Applicable in Delaware

The mortgagee or Obligee of any mortgage or other instrument given for the purpose of creating a lien on real property shall accept as evidence of insurance a written binder issued by an authorized insurer or its agent if the binder includes or is accompanied by: the name and address of the borrower; the name and address of the lender as loss payee; a description of the insured real property; a provision that the binder may not be canceled within the term of the binder unless the lender and the insured borrower receive written notice of the cancellation at least ten (10) days prior to the cancellation; except in the case of a renewal of a policy subsequent to the closing of the loan, a paid receipt of the full amount of the applicable premium, and the amount of insurance coverage.

Chapter 21 Title 25 Paragraph 2119

Applicable in Florida

Except for Auto Insurance coverage, no notice of cancellation or nonrenewal of a binder is required unless the duration of the binder exceeds 60 days. For auto insurance, the insurer must give 5 days prior notice, unless the binder is replaced by a policy or another binder in the same company.

Applicable in Nevada

Any person who refuses to accept a binder which provides coverage of less than $1,000,000.00 when proof is required: (A) Shall be fined not more than $500.00, and (B) is liable to the party presenting the binder as proof of insurance for actual damages sustained therefrom.

ACORD 75 (2001/01) 2 of 2 #653366

Schedule 2.14

SCHEDULE 5.10

EXCLUDED ASSETS

1.       5J has a secured claim for an account payable owed by MDC Texas Operator LLC (“MDC”) in the approximate amount of $500,000.00. On November 8, 2019, MDC filed a Chapter 11 Voluntary Petition in Lead Case 1:19-bk-12269 in the Delaware Bankruptcy Court. SMGI, 5J and the 5J Member have agreed that the 5J claim against MDC can be assigned to the 5J Member. 5J Member will have the sole authority and discretion to pursue any efforts to collect the MDC receivable in the bankruptcy proceeding at the 5J Member’s sole cost and expense. No adjustment to the Purchase Price will be required regardless of the outcome of the efforts to collect on the MDC claim; and

2.       the account receivable payable to 5J by Impetro Operating LLC in the amount of $224,500.00 that is more than 90 days from the date of the invoice.

Schedule 5.10

EXHIBIT 1.1

FORM OF $2,000,000 SELLER NOTE

THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

5J OILFIELD SERVICES, LLC

10% SECURED PROMISSORY NOTE

THIS PROMISSORY NOTE is issued by 5J Oilfield Services, LLC, a Texas limited liability (the “Company”), and is designated as its 10% Secured Promissory Note due on the Maturity Date, as defined below.

FOR VALUE RECEIVED, the Company hereby promises to pay to James E. Frye, Jr., or permitted assigns (the “Holder”), the principal sum of TWO MILLION DOLLARS (US $2,000,000) and to pay simple interest on the principal sum at a rate of ten percent (10%) per annum (the “Stated Rate”). Accrual of interest shall commence on the first business day to occur after the Effective Date and continue until payment in full of the principal sum has been made or duly provided for, in accordance with Section 2 below. All unpaid principal and accrued but unpaid interest shall be due and payable on February 1, 2023 (the “Maturity Date”), except as otherwise provided herein. If the Monthly Payment Date (defined below), Quarterly Payment Date (defined below) or Maturity Date is not a business day in the State of Texas, then such payment shall be made on the next succeeding business day. The Company will pay the principal of this Note on each Quarterly Payment Date or the Maturity Date, as applicable, and the interest accruing under this Note on each Monthly Payment Date, or as otherwise set forth below, by check or wire transfer to the person who is then the registered holder of this Note.

This Note is subject to the following additional provisions:

1.                  Purchase Agreement. This Note is issued pursuant to the Membership Interest Purchase Agreement (the “Purchase Agreement”), entered into by and between SMG Industries, Inc., a Delaware corporation (the “Guarantor”) and Holder (defined below) on February __, 2020 (the “Effective Date”) pursuant to which the Guarantor is acquiring from Holder, and Holder is selling to the Guarantor, the 5J Interests (as that term is defined in the Purchase Agreement) in exchange for the Purchase Price (as that term is defined in the Purchase Agreement), which includes, among other consideration, this Note. To the extent there is a conflict in the provisions set forth in the Purchase Agreement and this Note, the Purchase Agreement shall control.

Exhibit 1.1

2.                  Payment of Principal and Interest. Accrued interest shall be paid monthly beginning in March 2020 on or before the fifth (5th) business day of each month for the interest due for the preceding calendar month (the “Monthly Payment Date”), regardless of Availability (as defined herein). Payments of principal under the Note shall be made commencing June 30, 2020, provided the requirements set forth below are satisfied. At the end of each calendar quarter, commencing with the quarterly period ended June 30, 2020, the Company shall make a principal payment to Holder, provided the borrowing base availability (“Availability” or “BBA”), as defined in the revolving accounts receivable assignment and term loan financing and security agreement entered into by and between the Company and Amerisource Funding Inc. (“Amerisource Agreement”) dated even date herewith, exceeds $1,500,000. Such quarterly principal payment shall be equal to the difference between the Availability and $1,500,000. For purposes of this Section 2, Availability shall be measured as an average of the daily Availability during the ten-day period prior to the end of the calendar quarter in which payment is being measured. Any such payment shall be applied first towards outstanding principal. Principal payments shall be made within ten (10) days of the end of each quarterly period (“Quarterly Payment Date”). All principal and accrued interest outstanding as of the Maturity Date shall be paid to Holder on the Maturity Date. In addition to the Company’s customary monthly operating expenses, the Company shall allocate $92,000 per month to capital expenditures (“Cap Ex Budget”). The Cap Ex Budget will remain at a minimum of $92,000 during the first twelve (12) months of the term of this Note. On each twelve-month anniversary of this Note the Cap Ex Budget will be reviewed by the Company’s management. After the end of the first twelve (12) months from the date of this Note, to the extent the capital expenditures will be paid out of Company cash that would reduce Availability rather than through Company debt, the cash expenditure shall require the prior written consent of Holder.

In determining the BBA, the monthly Cap Ex Budget shall be allocated towards the BBA whether or not it has actually been expended during any such quarterly period. Notwithstanding the foregoing, principal payments under the Note will not be made by the Company to Holder prior to the Maturity Date if the Company’s EBITDA for the trailing twelve (12) month period does not equal or exceed a 1-1 ratio to the Company’s debt service payments to Amerisource and Utica Leasco LLC (“Utica”) pursuant to the Amerisource Agreement and the Master Lease Agreement entered into by and between the Company and Utica dated even date herewith.

3.                  Computation of Interest. Interest on the outstanding principal balance of this Note shall be computed at the Stated Rate for the actual number of days elapsed in a year consisting of three hundred sixty-five (365) days, unless the maximum nonusurious rate of interest permitted by whichever of applicable federal or Texas laws permits the higher interest rate, stated as a rate per annum (the “Maximum Rate”) would thereby be exceeded, in which event, to the extent necessary to avoid exceeding the Maximum Rate, interest shall be computed on the basis of the actual number of days elapsed in the applicable calendar year in which accrued. Determination of the rate of interest for the purposes of determining whether this Note is usurious shall be made by amortizing, prorating, allocating and spreading during the time this Note is outstanding all interest or other sums deemed to be interest at any time contracted for, charged or received from the Company. Neither the Company, nor any other parties now or hereafter becoming liable for the payment of this Note shall ever be liable for interest in excess of the Maximum Rate and the provisions of this Section 3 and Section 4 shall control over all other provisions of this Note.

4.                  No Usury Intended. In no case or event shall the aggregate of all interest on the unpaid principal of this Note, accrued or paid from the date hereof ever exceed the Maximum Rate. The Company shall never be liable for interest in excess of the Maximum Rate. If, for any reason, the interest paid or received on this Note during its full term produces a rate which exceeds the Maximum Rate, the holder of this Note shall credit against the principal of this Note (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid on this Note to produce a rate equal to the Maximum Rate. Notwithstanding anything herein to the contrary, the provisions of this Section 4 shall control all agreements, whether now or hereafter existing and whether written or oral, between the Company and the Holder.

Exhibit 1.1

5.                  Security and Subordination. This Note and the payment thereof shall be secured by all of the Company’s accounts receivable, subject to a prior security interest in the Company’s accounts receivable by Amerisource Funding, Inc. This note and payment thereof shall be guaranteed by the Guarantor pursuant to the terms of a guaranty executed by the Guarantor dated of even date herewith (the “Guaranty”). Pursuant to such Guaranty being executed contemporaneously with the execution of this Note, Holder is hereby authorized to file a UCC-1 Financing Statement and all additional filings necessary to perfect the security interest and guaranty hereby granted.

6.                  Tax Withholding. Holder shall deliver to the Company an IRS Form W-9 and the Company shall not be required to withhold from all payments of interest on this Note any amounts under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments. Holder shall be responsible for paying all taxes due on payments made pursuant to this Note and shall execute and deliver to the Company and any applicable taxing agency all required documentation in connection therewith.

7.                  Assignment and Transfer. This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the “Act”), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Note by the Holder. In the event of any proposed transfer of this Note by the Holder, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note by the Holder, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note may be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Note and the obligations of the Company hereunder shall not be assigned or transferred by the Company (or by operation of law) without the prior written consent of the Holder.

8.                  Maturity Date. On the Maturity Date, the Company will pay any remaining principal and all accrued but unpaid interest due on this Note, less any amounts required by law to be deducted, to the registered holder of this Note and addressed to such holder at the last address appearing on the Note Register. The Company can prepay the Note, in whole or in part, without penalty at any time prior to the Maturity Date in its sole discretion, without the prior written consent of Holder. In the event the assets of the Guarantor are sold, foreclosed upon or otherwise transferred, in one or more transaction(s) such that (a) a change of control of the Company occurs in which the Guarantor no longer owns at least seventy-five percent (75%) of the membership interest in the Company or all or substantially all of the assets of the Company, or (b) a change of control of the Company’s affiliate 5J Trucking, LLC (“5J Trucking”) occurs in which the Guarantor no longer owns at least seventy-five percent (75%) of the membership interest in 5J Trucking or all or substantially all of the assets of 5J Trucking (each being a “Change In Control”), then all remaining principal and all accrued but unpaid interest shall be immediately due and payable on the date of closing of the transaction(s) that caused the Change In Control without presentment, demand or notice of any kind, all of which are hereby waived by the Company and by the Guarantor.

Exhibit 1.1

9.                  Company Obligation. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency herein prescribed. This Note is a direct obligation of the Company.

10.              Successors and Assigns. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released. This Note and the Guaranty, and obligation of the Company and the Guarantor thereunder shall be pending upon the successors and assigns of the Company and the Guarantor.

11.              Investment Purposes. The Holder of the Note, by acceptance hereof, agrees that this Note is being issued by the Company as payment of a portion of the Purchase Price, that this Note is acquired to be held for investment and that such Holder will not offer, sell or otherwise dispose of this Note except under circumstances which will not result in a violation of the Act or any applicable state “Blue Sky” or foreign laws or similar laws relating to the sale of securities.

12.              Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of Texas, without giving effect to provisions thereof regarding conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Texas for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending, through certified mail or overnight courier, a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

13.              Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing, shall be given in the manner and at the addresses set froth in the Purchase Agreement, and shall be deemed to have been given in accordance with the terms of the Purchase Agreement.

Exhibit 1.1

14.	Event of Default. The following shall constitute an “Event of Default”:

a.	The Company fails to timely pay: (i) any monthly interest payment on the applicable Monthly Payment Date, (ii) any quarterly principal payment on the applicable Quarterly Payment Date, (iii) any payment due upon a Change In Control, or (iv) the final payment when due on the Maturity Date; and any such failure continues uncured for a period of fifteen (15) days after written notice from the Holder of such failure; or

b.	The Company fails to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Note, and such failure continues uncured for a period of fifteen (15) days after written notice from the Holder of such failure; or

c.	The Company (1) makes an assignment for the benefit of creditors or commences proceedings for its dissolution; or (2) applies for or consents to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

d.	A trustee, liquidator or receiver is appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

e.	Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors are instituted by or against the Company and, if instituted against the Company, are not dismissed within sixty (60) days after such institution or the Company by any action or answer approves of, consents to, or acquiesces in any such proceedings or admits the material allegations of, or defaults in answering a petition filed in any such proceeding.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. Upon the occurrence of any Event of Default and during the continuance thereof, the then outstanding principal amount of this Note shall bear interest at a rate per annum (based on the actual number of days that principal is outstanding over a year of 360 days) of eighteen percent (18%) (the “Default Rate”). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. The Default Rate is imposed as liquidated damages for the purpose of defraying the Holder’s expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Holder’s exercise of any rights and remedies hereunder, or under applicable law, and any fees and expenses of any agents or attorneys which the Holder may employ. In addition, the Default Rate reflects the increased credit risk to the Holder of carrying a loan that is in default. The Company agrees that the Default Rate is a reasonable forecast of just compensation for anticipated and actual harm incurred by the Holder, and that the actual harm incurred by the Holder cannot be estimated with certainty and without difficulty.

Exhibit 1.1

15.              Miscellaneous Provisions. Time is of the essence with respect to this Note. This Note may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. In the event any one or more provisions of this Note are determined to be unenforceable, the provisions in question shall be reformed so as to effect the intent of the parties and the remaining provisions shall be enforced.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: February __, 2020

5J OILFIELD SERVICES, LLC

By:
Name: Matthew Flemming
Title: President

GUARANTOR

SMG INDUSTRIES, INC.

By:
Name: Matthew Flemming
Title: Chief Executive Officer and Chairman

The indebtedness evidenced hereby has been subordinated in favor of Utica Leaseco, LLC pursuant to the terms of a Subordination Agreement dated as of February ___, 2020 for so long as any of the Senior Indebtedness, as defined therein, remains unpaid.  The rights and interests of any holder, transferee, or party claiming any interest under or as a result of this instrument, are subject to all terms of the referenced agreement.

Exhibit 1.1

EXHIBIT 6.2(a)(vi)

FORM OF EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT ("Agreement") is made as of this __ day of February, 2020 (the “Effective Date”) by and between 5J Oilfield Services, LLC, a Texas limited liability company, having an office at 4090 US-79, Palestine, Texas 75801 (hereinafter referred to as “Employer” or “Company”) and James E. Frye, Jr. an individual, with an address at c/o 4090 US-79, Palestine, Texas 75801 (hereinafter referred to as “Employee”), each of Employer, Company and Employee may be referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, Employer desires to employ Employee as President of Employer; and

WHEREAS, Employee is willing to be employed as the President of Employer in the manner provided for herein, and to perform the duties of the President of Employer upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein set forth it is agreed as follows:

1.       Employment of President of Employer. Employer hereby employs Employee as the Vice President of Employer.

2.       Term.

a.       Subject to Section 9 and Section 10 below, the term of this Agreement shall be for a period of thirty-six (36) months commencing on the Effective Date (the “Term”). The Term of this Agreement shall be automatically extended for additional one (1) year periods, unless either party notifies the other in writing at least ninety (90) days prior to the expiration of the then existing Term of its intention not to extend the Term. During the Term, Employee shall devote all of his business time and efforts to Employer and its subsidiaries and affiliates.

3.       Duties. The Employee shall have operational and managerial responsibility presently granted by Employer and shall perform those functions generally performed by persons of such title and position. Employee’s supervisor may change, add or subtract duties and responsibilities of Employee from time to time as needed. Employee shall report directly to the CEO of Employer unless another supervisor is appointed by the Company.

Exhibit 6.2(a)(vi)

4.       Compensation.

a.       (i) Employee shall be paid a base pay of Seventy-Four Thousand Dollars and No/100 ($74,000.00) annually during the remaining Term of this Agreement (“Base Compensation”). Such Base Compensation shall be adjusted as soon as reasonably practicable after March 1, 2020, with such adjustment to be effective for all pay periods beginning on or after March 1, 2020, so that Base Compensation is equal to the amount which would cause Employee’s monthly net take home pay to be equal to Five Thousand ($5,000.00) per month, after giving effect to any change in the cost of required health insurance premiums. Employee shall be paid bi-weekly and in accordance with the policies of the Employer during the term of this Agreement, but not less than twice a month.

(ii) Employee is eligible for an annual performance bonus, if any, which Employee shall earn in the event that Employer attains certain performance milestones as established by the Company’s Compensation Committee (“Bonus”). The Compensation Committee shall review such performance milestones at least annually on the anniversary date of this Agreement, and shall in its sole discretion, authorize Employer to pay all of such annual or special bonuses earned promptly after its determination that the performance milestones have been met. Employee may also be entitled to option grants for the common stock of Employer’s parent company, SMG Industries Inc. (“Parent Company”), at the discretion of the Management Committee. The Management Committee may from time to time approve additional bonus plans, grants or awards for Employee, in each case as such committee deems appropriate in its sole discretion.

b.       Employer shall include Employee in its health insurance program, which shall include payment of premiums in accordance with the Company’s current policies.

c.        Employee shall have the right to participate in any other employee benefit plans established by Employer and maintained generally for other executives, including but not limited to any matching 401(k) plan.

d.       Employee shall be entitled to four (4) weeks of paid vacation per year. The Parties agree that the vacation is a ‘use it or lose it’ policy, as it does not carry over to other years and cannot be cashed in in lieu of use.

5.        Expenses. Employee shall be reimbursed for all of his actual out-of-pocket expenses incurred in the performance of his duties hereunder, provided such expenses are reasonably acceptable to Employer, which approval shall not be unreasonably withheld by Employer, for business related travel and entertainment expenses. Employee shall submit to Employer detailed receipts, according to IRS guidelines, with respect thereto. Employer shall also reimburse Employee for Employee’s monthly cell phone costs, all to be used for business purposes related to Employer.

6.       Secrecy. At no time shall Employee disclose to anyone any confidential or secret information (not already constituting information available to the public) concerning (a) internal affairs or proprietary business operations of Employer, or (b) any trade secrets, new product developments, patents, programs or programming, especially unique processes or methods.

7.        Withholding Taxes. All payments and benefits to Employee under the Agreement shall be subject to and reduced by any federal, state and / or local taxes or other amounts required to be withheld under any applicable law.

8.        Noncompetition and Nonsolicitation Agreement. Contemporaneously with execution of this Agreement, Employee has executed and agreed to be bound by that certain Noncompetition and Nonsolicitation Agreement by and between Employer, 5J Trucking, LLC, SMG Industries, Inc. and Employee dated even date herewith (the “Noncompetition Agreement”). The terms and conditions of that Noncompetition Agreement are incorporated herein and made a part hereof by this reference.

Exhibit 6.2(a)(vi)

9. Termination.

a.       Termination by Employer: (i) Employer may terminate this Agreement upon written notice for Cause. For purposes hereof, "Cause" shall mean (A) Employee's misconduct as could reasonably be expected to have a material adverse effect on the business and affairs of Employer, (B) the Employee’s violation of either the Company’s Code of Ethics as then in effect, or any lawful Member or Managing Member imposed employee guidelines known to Employee, as determined by the Management Committee in its sole discretion from time to time, (C) the Employee's disregard of lawful instructions of Employer’s Management Committee consistent with Employee's position relating to the business of Employer or neglect of duties or failure to act, which, in each case, could reasonably be expected to have a material adverse effect on the business and affairs of Employer or Employer’s parent company, (D) if Employee should be unable or incapable of performing the essential functions of his job position for a period of thirty (30) consecutive days in any twelve (12) month period, or one hundred twenty (120) days during any twelve (12) month period, whether or not such days are consecutive (as used herein, “unable or incapable of performing essential job functions” shall mean the inability of Employee, on account of a mental, physical, or other condition, to perform his essential job functions as determined by at least two of three medical physicians or by agreement of the Company and Employee or his designee (if the determination is to be made by medical physicians, the Employee or his designee shall appoint one such physician, the Company shall appoint one, and the two so appointed shall appoint the third medical physician)) (E) engaging by the Employee in conduct that constitutes activity in violation of the Noncompetition Agreement with Employer or Employer’s parent company, ; (F) the conviction of Employee for the commission of a felony; and/or (G) the habitual abuse of controlled substances. Except with respect to (B), (C) and (D) above, notwithstanding anything to the contrary in this Section 9(a)(i), Employer may not terminate Employee's employment under this Agreement for Cause unless Employee shall have first received notice from his or her supervisor advising Employee of the specific acts or omissions alleged to constitute Cause, and such acts or omissions continue after Employee shall have had a reasonable opportunity (at least 10 days from the date Employee receives the notice from their supervisor) to correct the acts or omissions so complained of.

(ii)       This agreement automatically shall terminate upon the death of Employee, except that Employee's estate shall be entitled to receive any amounts that Employee would have been entitled to receive under Section 9(a)(iii) below if his employment had terminated pursuant to Section 9(a)(i) above.

(iii)       In the event that Employee’s employment is terminated pursuant to Section 9(a)(i) above, Employee shall be entitled to receive: (a) any owned or accrued past due Base Compensation, (b) unreimbursed business expenses, and (c) accrued/unused vacation time, if any, all of (a) – (c) shall be measured through the termination date in accordance with Section 9(a)(i) above. In addition to the immediately preceding sentence, if the Employee’s employment is terminated pursuant to Section 9(a)(i)(D) or 9(a)(ii) above, Employee and Employee’s dependents, as applicable, shall be entitled at Employee’s expense to the same level of health (i.e. medical, vision and dental) coverage and benefits as in effect for Employee on the day immediately preceding the day of termination of employment; provided, however that (A) Employee constitutes a qualified beneficiary, as defined in Section 4980B(g)(1) of the Internal Revenue Code of 1986, as amended; and (B) Employee elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), within the time period prescribed pursuant to COBRA, and the Company shall continue to provide Employee with such health coverage until the earlier of (i) the date Employee is no longer eligible to receive continuation coverage pursuant to COBRA, or (ii) twelve (12) months from the termination date. Additionally, Employee shall have ninety (90) days to exercise all vested options, which thereafter shall immediately expire.

Exhibit 6.2(a)(vi)

b.       Termination by Employee:

(i)       Employee shall have the right to terminate his employment under this Agreement upon 30 days' notice to Employer given within 90 days following the occurrence of any of the following events (A) through (D):

(A)       Employer acts to change the geographic location of the performance of Employee’s duties from the East Texas area. For purposes of this Agreement, the East Texas area shall be deemed to be the area within a 70 mile radius of Palestine, Texas.

(B)       A Material Reduction (as hereinafter defined) in Employee's rate of Base Compensation, or Employee's other benefits. "Material Reduction" shall mean a cumulative twenty percent (20%) differential or more;

(C)       A failure by Employer to obtain the assumption of this Agreement by any successor;

(D)       A material breach of this Agreement by Employer, which is not cured within thirty (30) days of written notice of such breach by Employer;

(ii) Anything herein to the contrary notwithstanding, Employee may terminate this Agreement for any reason or no reason upon thirty (30) days written notice to Employer.

(iii) If Employee shall terminate this Agreement under Section 9(b)(i), Employee shall be entitled to receive: (a) one (1) month’s salary at Employee’s then current yearly salary rate, (the “Severance Payment”), (b) reimbursement by Employer of 50% of the C.O.B.R.A. premiums for three (3) months after such termination, (c) payment of all unpaid earned Base Compensation as of the date of termination, (d) payment of all unreimbursed business expenses incurred through the date of termination, (e) payment for all unused vacation time accrued through the date of termination, (f) payment of a pro rata portion of Employee’s annual bonus as of the date of termination for the termination year, if any, and (g) the right to exercise all vested options within 90 days of the date of termination, all of which shall expire thereafter. Other than the payments described in (a)-(g) of this section 9(b)(iii), Employer shall have no further obligation to compensate Employee pursuant to Section 4 above.

(iv) If Employee shall terminate this Agreement pursuant to Section 9(b)(ii), Employee shall only be entitled to receive the compensation set forth in 9(b)(iii)(c), (d), (f) and (g) above and Employer shall have no further obligation to compensate Employee pursuant to Section 4 above.

Exhibit 6.2(a)(vi)

10.	Consequences of Breach by Employer; Employment Termination.

a. If the Employer shall terminate Employee's employment under this Agreement in any way that is a breach of this Agreement by Employer, the following shall apply:

(i)       Employee shall be entitled to receive the compensation set forth in Section 9(b)(iii) above and Employer shall have no further obligation to compensate Employee pursuant to Section(s) 4 or 9 above.

b.       In the event of termination of Employee's employment pursuant to Section 9(b)(ii) of this Agreement, the Noncompetition Agreement shall remain in full force and effect for twenty-four (24) months after such termination.

11.       Remedies.

Employer recognizes that because of Employee's special talents, in the event of termination by Employer hereunder (except under Section 9(a)(i) or (iii)) or in the event of termination by Employee hereunder, before the end of the agreed Term, the Employer acknowledges and agrees that the provisions of this Agreement regarding further payments of base salary, bonuses and the exercisability of rights constitute fair and reasonable provisions for the consequences of such termination, do not constitute a penalty, and such payments and benefits shall not be limited or reduced by amounts Employee might earn or be able to earn from any other employment or ventures during the remainder of the agreed term of this Agreement.

12.       Excise Tax.   In the event that any payment or benefit received or to be received by Employee in connection with a termination of his employment with Employer would constitute a "parachute payment" within the meaning of Code Section 280G or any similar or successor provision to 280G and/or would be subject to any excise tax imposed by Code Section 4999 or any similar or successor provision then Employer shall assume all liability for the payment of any such tax and Employer shall immediately reimburse Employee on a "grossed-up" basis for any income taxes attributable to Employee by reason of such Employer payment and reimbursements.

13.       Attorneys' Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which he may be entitled.

14.       Entire Agreement; Survival. This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes, effective as of the date hereof any prior agreement or understanding between Employer and Employee with respect to Employee's employment by Employer. The unenforceability of any provision of this Agreement shall not affect the enforceability of any other provision. This Agreement may not be amended except by an agreement in writing signed by the Employee and the Employer, or any waiver, change, discharge or modification as sought. Waiver of or failure to exercise any rights provided by this Agreement and in any respect shall not be deemed a waiver of any further or future rights.

The provisions of Sections 4, 7, 8, 9(a)(ii), 9(a)(iii), 9(b)(iii), 10, 11, 12, 13, 14, 16, 17 and 18 shall survive the termination of this Agreement.

Exhibit 6.2(a)(vi)

15.       Assignment. This Agreement shall not be assigned to other parties without the written consent of Employer and Employee, which may be withheld for any reason.

16.        Governing Law. This Agreement and all the amendments hereof, and waivers and consents with respect thereto shall be governed by the laws of the State of Texas, without regard to the conflicts of laws principles thereof.

17.       Notices. All notices, responses, demands or other communications under this Agreement shall be in writing and shall be deemed to have been given when

a.       delivered by hand;

b.       sent by telex or telefax, (with receipt confirmed), provided that a copy is mailed by registered or certified mail, return receipt requested; or

c.        received by the addressee as sent by express delivery service (receipt requested)

in each case to the appropriate addresses, telex numbers and telefax numbers indicated below or to such other address as such party may designate for itself by notice to the other parties; provided that any change of address furnished by Employee to Employer for purposes of updating Employer’s payroll records shall be deemed to constitute notice of address change under this Agreement unless otherwise specifically requested in writing by Employee:

(i) if to the Employer:

5 J Oilfield Services, LLC

4090 US-79

Palestine, Texas 75801

Telephone: 903.729.0969

Email: jimmy@5jtrucking.net

(ii) if to the Employee:

James E. Frye, Jr.

c/o 4090 US-79

Palestine, Texas 75801

Telephone: 903.729.0969

Email: jimmy@5jtrucking.net

Exhibit 6.2(a)(vi)

18.       Severability of Agreement. Should any part of this Agreement for any reason be declared invalid by a court of competent jurisdiction, such decision shall not affect the validity of any remaining portion, which remaining provisions shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties that they would have executed the remaining portions of this Agreement without including any such part, parts or portions which may, for any reason, be hereafter declared invalid.

19.       Arbitration.

a.       If any dispute between the Company and Employee arises out of or is related to this Agreement, Employee’s employment, or Employee’s separation from employment with Company for any reason, and the parties to this Agreement cannot resolve the dispute, the Company and Employee shall submit the dispute to final and binding arbitration.  The arbitration shall be conducted in accordance with the JAMS Dallas Mediation, Arbitration and ADR Services (“JAMS”) Rules for the Resolution of Employment Disputes (“Rules”).  If the parties cannot agree to an arbitrator, an arbitrator will be selected through the JAMS’ standard procedures and Rules.  Company and Employee shall share the costs of arbitration, unless the arbitrator rules otherwise.  Company and Employee agree that the arbitration shall be held in Houston, Texas.   Arbitration of the parties’ disputes is mandatory, and in lieu of any and all civil causes of action or lawsuits either party may have against the other arising out of or related to this Agreement, Employee’s employment, or Employee’s separation from employment with Company, with the exception that Company alone may seek a temporary restraining order and temporary injunctive relief in a court to enforce the protective covenants as provided in Section 8(d).  Employee acknowledges that by agreeing to this provision, he knowingly and voluntarily waives any right he may have to a jury trial based on any claims he has, had, or may have against the Company, including any right to a jury trial under any local, municipal, state or federal law including, without limitation, claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. Section 1981, the Americans With Disabilities Act of 1990, the Age Discrimination In Employment Act of 1967, the Family Medical Leave Act, the Sarbanes-Oxley Act, the Older Workers Benefit Protection Act, the Texas Commission on Human Rights Act, claims of harassment, discrimination or wrongful termination, and any other statutory or common law claims.

b.       Before the arbitration hearing is conducted, the arbitrator shall have the authority to consider and grant a motion to dismiss and motion for summary judgment by applying the standards governing these motions under Federal Rules of Civil Procedure 12 and 56.  The arbitrator shall issue a written decision and award, which shall explain the basis of the decision.  The decision and award shall be exclusive, final, and binding on both Employee and the Company, and all heirs, executors, administrators, successors, and assigns.

c.       Both Employee and the Company understand that, by agreeing to arbitration, they are agreeing to substitute one legitimate dispute resolution forum (arbitration) for another (litigation), and thereby are waiving the right to have disputes resolved in court.

[SIGNATURE PAGE FOLLOWS]

Exhibit 6.2(a)(vi)

IN WITNESS WHEREOF, the undersigned have executed this agreement as of the day and year first above written.

Employee

Signature:

Printed Name: James E. Frye, Jr.

5J Oilfield Services, LLC

By:

Name: Matthew Flemming
Title: CEO

[SIGNATURE PAGE TO EMPLOYMENT AGREEMENT DATED FEBRUARY __ , 2020]

Exhibit 6.2(a)(vi)